As filed with the Securities and Exchange Commission on 11/04/2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

The RBB FUND TRUST
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

ANNUAL REPORT

August 31, 2022

PENN CAPITAL FLOATING RATE INCOME FUND

PENN CAPITAL MID CAP CORE FUND

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

Each a series of The RBB Fund Trust (formerly, PENN Capital Funds Trust)

TABLE OF CONTENTS

Advisor’s Letter to Shareholders	1
Fund Summary	6
Disclosure of Fund Expenses	11
Fund	Schedule of Investments
Penn Capital Floating Rate Income Fund	13
Penn Capital Mid Cap Core Fund	19
Penn Capital Opportunistic High Income Fund	22
Penn Capital Short Duration High Income Fund	28
Penn Capital Special Situations Small Cap Equity Fund	32
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to the Financial Statements	44
Additional Information	58
Report of Independent Registered Public Accounting Firm	62
Trustees and Officers	63
Privacy Policy	68

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THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Advisor’s Letter to Shareholders (Unaudited)

Dear Penn Capital Funds Shareholder:

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield (“HY”) and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

The following pages review the current market environment and provide additional insight into our funds and their performance over the past fiscal year beginning September 1, 2021 and ended August 31, 2022. Once again, I would like to thank you for your confidence in investing with us.

Overview

Over the past year, capital markets have been navigating a bumpy transition from focusing on the dramatic and immediate impacts of the COVID-19 pandemic, to assessing its long-term ramifications for the global economy and the ways that we live and work every day. The robust fiscal and monetary response to the pandemic supported the economy as activity slowed and people isolated themselves. In retrospect, massive government stimulus combined with the surprising resilience of consumers and businesses drove a faster than expected snapback in growth and increased asset price valuations. Surging consumer demand for goods (given a lack of experiential options) occurred just as global supply chains were hamstrung by COVID-19 outbreaks/restrictions and shortages for labor, raw materials, and components. This drove rapid inflation that has proved to be far more than “transitory” in nature. In 2022, the Federal Reserve has shifted their focus from supporting growth and employment to fighting inflation. Between March and August, the Federal Funds target rate was raised by 2.25%, with market expectations it will close 2022 over 4.00%.

Higher interest rates are a headwind to all risk assets including high yield corporate debt and small to mid-cap equities. Premium valuation, high growth sectors like Health Care and Information Technology have been the most challenged. Commodity-focused companies outperformed the overall market, as their products had pricing power in an inflationary environment. Credit product losses have been a function of higher interest rates, with long duration (low coupon, long maturity bonds) lagging the overall market. Despite significant equity market volatility, high yield credit spreads (risk premium for lower rated debt) have been mostly range bound during the past year. The Federal Reserve rate cycle is raising the total cost of borrowing for companies in our universe when they seek capital. Companies are reluctant to refinance debt at higher interest rates and new issuance has been muted.

As the Federal Reserve continues to raise interest rates, economic growth will slow. High yield credit spreads will be a key indica tor to determine if raising interest rates to combat inflation will ultimately lead to a recession. Shrinking high yield credit spreads is a signal to position portfolios opportunistically, while rising high yield credit spreads is a signal to position portfolios defensively. If a recession occurs, high yield credit spreads can bottom prior to the equity market providing a strong signal to reposition for recovery. During the Global Financial Crisis, the high yield credit spread hit its widest point in November 2008, while the equity market reached its low in March 2009, which provided a large opportunity for our strategy. These relationships drive Penn Capital’s investing philosophy as we navigate into the future.

Performance

The following paragraphs provide more detailed information on the performance of our funds for the fiscal year September 1, 2021 through August 31, 2022, as well as selected holdings.

Penn Capital Floating Rate Income Fund

For the fiscal year ended August 31, 2022, the Penn Capital Floating Rate Income Fund (the “Floating Rate Income Fund”)generated a -1.48% return versus +0.89% for its benchmark, the Credit Suisse Institutional Leveraged Loan Index over the same period.1

(1)	Prior to May 31, 2022, the Floating Rate Income Fund’s primary benchmark was the S&P/LSTA BB Loan Index.

The portfolio benefited from an overweight to the Energy sector as well as solid security selection within Exploration and Production bonds and loans. The portfolio also benefited from gains in both the Industrial Services and Products sectors. Throughout the fiscal year, the Floating Rate Income Fund remained relatively defensively positioned, with minimal exposure to lower- rated CCC securities. This conservative positioning also helped improve performance.

Offsetting these gains was weak performance in the Consumer Discretionary Products, Retail, Media and Technology sectors. In Consumer Discretionary Products and Retail, declines in loans from former COVID winners like Bob’s Discount Furniture, JoAnn Fabrics and Weber were all large contributors to the Floating Rate Income Fund’s underperformance. All three companies experienced downdrafts in their loan prices due to earnings issues related to supply chain log-jams, cost inflation and changing consumer purchasing patterns. In Media and Technology, Dish, Rackspace and Avaya loan declines were also large contributors to the Floating Rate Income Fund’s underperformance. Growing investor trepidation about the large strategic decisions each of these businesses must soon make, combined with declining earnings in the secularly-challenged portions of their operations, drove loan prices for these businesses lower. Finally, the Floating Rate Income Fund’s exposure to mid- and longer-duration fixed rate bonds also hurt performance during the fiscal year, as increases in U.S. Treasury rates drove bond prices lower and caused bond performance to lag that of floating rate loans.

Penn Capital Short Duration High Income Fund

For the fiscal year ended August 31, 2022, the Penn Capital Short Duration High Income Fund (the “Short Duration Fund”) generated a -3.05 % return, outperforming its benchmark, ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index, which returned - 3.80% over the same period. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes CCC-rated bonds. The portfolio will typically underperform the broad short duration market, which includes CCC-rated bonds, during low quality rallies (like 2021), and outperform during low quality selloffs (like 2020).

The portfolio benefitted from an overweight to and good security selection within COVID “re-opening plays”, such as within real estate investment trusts (“REITs”) and the Recreation & Travel and Gaming sectors, mainly via higher-coupon secured paper, including Norwegian Cruise Line Holdings and MGM Resorts International. Additionally, the portfolio benefitted from strong security selection within commodity-oriented industries, such as those in the Chemicals, Metals & Mining and Energy sectors. Strong security selection within the Auto Parts and Aerospace/Defense sectors also contributed to the portfolio, as did an underweight to the Banking sector.

The largest detractor from performance was security selection within the Packaging sector, where the Crown Cork & Seal Co Inc. 7.375% 2026 notes were weaker with higher interest rates, despite being a high quality credit with a non-callable bond structure. Also, structural underweights to Ford (Automotive and Auto Loans sectors) and Sprint (Telecommunications sector) were detractors. As the ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is unconstrained, the Ford and Sprint weightings were over 10%; whereas our portfolio limit on issuer holdings is 5%.

Yield-curve positioning was a net contributor, as the portfolio’s 0–1 year maturity “off-index” allocation more than offset an allocation to the 3-5 year maturity, which underperformed given rising rates. Additionally, off-index credit quality positioning contributed value as the portfolio’s single-B quality bonds allocation outperformed.

During the fiscal year, “off-index” asset allocation contributed value as the Short Duration High Income Fund’s loan allocation performance more than offset weakness from its convertible bond allocation. The fund held an average weighting of 6.3% in bank loan securities via exposure from a combination of individual bank loan holdings and investment in the Penn Capital Floating Rate Income Fund. The allocation to convertible bonds averaged a weighting of less than 1%.

Penn Capital Opportunistic High Income Fund

For the fiscal year ended August 31, 2022, the Penn Capital Opportunistic High Income Fund (the “Opportunistic High Income Fund”) generated a -10.31% return, outperforming its benchmark, the ICE BofA US High Yield Constrained Index, which returned -10.43% over the same period.

The portfolio benefitted from an overweight to and good security selection within the Energy sector, particularly the Exploration & Production sector, as well as an underweight to and strong security selection within the Pharmaceuticals sector. The portfolio avoided significant drawdowns in both Endo (opioids) and Bausch Health (patent challenge). Additionally, the portfolio benefitted from strong security selection within the Financial Services, Retail and Consumer Products sectors.

The largest detractor to performance was security selection within the Healthcare Facilities sector, where Community Health Systems, a hospital chain, struggled with higher labor costs. Also, “return-to-work” credits Pitney Bowes and Staples, within the Services sector, underperformed. Longer-dated paper within the Metals & Mining sector, and also an overweight to the Real Estate and Housing-related credit investments underperformed with higher rates.

Yield curve positioning was a slight detractor, as the underweighting of the portfolio’s 0-3 year maturity allocation, more than offset an underweight to the poorly performing 10+ year allocation. Conversely, credit quality positioning contributed value via an underweight to BB-rated bonds, overweight to single-B rated bonds and neutral to CCC-rated bonds.

During the fiscal year, “off-index” asset allocation contributed value as the Opportunistic High Income Fund’s loan allocation performance more than offset weakness from its convertible bond allocation. The fund held an average weighting of 7% in bank loan securities via exposure from a combination of individual bank loan holdings and investment in the Penn Capital Floating Rate Income Fund. The allocation to convertible bonds averaged a weighting of 3.8%.

Penn Capital Mid Cap Core Fund

For the fiscal year ended August 31, 2022, the Penn Capital Mid Cap Core Fund (the “Mid Cap Core Fund”) generated a -17.45 return, slightly underperforming the -16.38% return of its benchmark, the Bloomberg US 2500 Index2 over the same period. Best performing sectors during the period were the Healthcare and the Materials sectors. Within the Healthcare sector, a radiopharmaceutical company launched a highly successful contrast for the detection of prostate cancer. Drug companies that generate strong cash flows from marketed products provided returns in a challenging market. In the Materials sector, a nitrogen producer raised prices and profitability due to a globally advantaged cost structure in the United States. The sectors that hindered performance during the period were Financials and Consumer Discretionary. In the Financial Services sector, a digital marketing company for financial products experienced weakened demand due to rising interest rates. In the Consumer Discretionary sector, retailers lapped tough 2021 comparisons as sales slowed due to 2021 stimulus payments and rising inflation in 2022.

Penn Capital Special Situations Small Cap Equity Fund

For the fiscal year ended August 31, 2022, the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a -14.39% return, outperforming the -17.49% return of its benchmark, the Bloomberg US 2000 Index3, over the same period. Top contributors in the period were the Health Care, Energy, and Materials sectors. Within Health Care, a maker of diagnostic medical imaging products is experiencing surging demand for its new imaging agent for detection of prostate cancer. In the Energy sector, an exploration and production company benefitted from rising commodity prices while its low leverage and robust free-cash-flow will fund accelerating returns to shareholders through dividends and share repurchase. Within Materials, a producer of lithium compounds is capitalizing on growing demand for electric vehicle batteries and a highly favorable pricing environment. The top detractors in the period were the Industrials, Utilities, and Financials sectors. In the Industrials sector, a provider of online recruitment services underperformed due to macro headwinds and investor concerns regarding rising customer acquisition costs and competitive intensity. Underperformance in Utilities stemmed from the allocation effect, as the strategy was underweight the traditionally defensive group and it outperformed amid a risk-off market. Within Financials, a Texas based bank unveiled a strategic plan to establish a broker-dealer/investment bank, which will necessitate significant near-term investments that will weigh on margins and returns.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com.

(2)	Prior to May 31, 2022, the Mid Cap Core Fund’s primary benchmark was the Russell 2500® Index.

(3)	Prior to May 31, 2022, the Special Situations Small Cap Equity Fund’s primary benchmark was the Russell 2000® Index.

Conclusion

We would like to take this opportunity to thank our shareholders for entrusting their investments with our firm. We do not take your faith in us for granted. Our team remains committed to focusing our efforts on behalf of our shareholders, and we value your continued confidence in our vision. We believe the Penn Capital Funds offer a product line-up that embodies our investment philosophy and dedicated research-driven process.

Looking Forward

This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell sha res, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in HY debt securities and equity securities of smaller and mid-sized companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Kirsten Hocker
President
Penn Capital Management Company, LLC

Past performance is no guarantee of future results. Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal period. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities. Portfolio holdings are subject to change at any time. Please see the Schedules of Investments provided in this report for the complete listing of each Fund’s holdings.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofA US High Yield Constrained Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%.

The ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofA US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

The S&P/LSTA BB Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.

The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The Credit Suisse Institutional Leveraged Loan Index is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market.

The Bloomberg US 2000 Index is a float market cap weighted benchmark of the lower 2,000 in capitalization of the Bloomberg 3000 Index.

The Bloomberg US 2500 Index is a float market cap weighted benchmark of the lower 2,500 in capitalization of the Bloomberg 3000 Index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

An investment cannot be made directly in an index.

Foreside Fund Services, LLC Distributor

PENN CAPITAL FLOATING RATE INCOME FUND

Fund Summary (UNAUDITED)

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
08/31/2022
$12,571
$12,539
$12,087
Penn Capital Floating Rate Income Fund - Institutional Class Shares
S&P/LSTA BB Loan Index
Credit Suisse Institutional Leveraged Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2022	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Floating Rate Income Fund
Institutional Class Shares	-1.48%	1.02%	2.17%	2.85%
Credit Suisse Institutional Leveraged Loan Index(2)	0.89%	1.46%	2.70%	3.45%
S&P/LSTA BB Loan Index	1.50%	2.05%	2.84%	3.41%(3)

(1)	Inception date is 11/30/15.

(2)

Effective May 31, 2022, the Fund changed its primary benchmark from the S&P/LTSA BB Loan Index to the Credit Suisse Institutional Leveraged Loan Index to better reflect the securities in which the Fund invests.

(3)	The return shown for the S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.16%, Net Expense Ratio: 0.64%, per the most recent Prospectus dated October 31, 2021, as supplemented May 31, 2022 and August 29, 2022.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL MID CAP CORE FUND

FUND SUMMARY (UNAUDITED)

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
08/31/2022
$18,045
$17,873
$16,319
Penn Capital Mid Cap Core Fund - Institutional Class Shares
Russell 2500® Index
Bloomberg US 2500 Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2022	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Mid Cap Core Fund
Institutional Class Shares	-17.45%	4.21%	7.05%	7.52%
Bloomberg US 2500 Index(2)	-16.38%	9.50%	8.23%	8.98%
Russell 2500® Index	-15.54%	9.57%	8.54%	9.13%(3)

(1)	Inception date is 11/30/15.

(2)	Effective May 31, 2022, the Fund changed its primary benchmark from the Russell 2500® Index to the Bloomberg 2500 Index to better reflect the securities in which the Fund invests.

(3)	The return shown for the Russell 2500® Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.70%, Net Expense Ratio: 1.06%, per the most recent Prospectus dated October 31, 2021, as supplemented May 31, 2022 and August 29, 2022..

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
11/30/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
08/31/2022
$13,675
$13,122
$12,910
Penn Capital Opportunistic High Income Fund - Institutional Class Shares
ICE BofA US High Yield Constrained Index
50% ICE BofA High Yield Constrained Index - 50% S&P/LSTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2022	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Opportunistic High Income Fund
Institutional Class Shares	-10.31%	0.14%	1.75%	3.85%
ICE BofA US High Yield Constrained Index	-10.43%	0.77%	2.41%	4.75%(2)
50% ICE BofA High Yield Constrained Index -50% S&P/LSTA BB Loan Index	-4.55%	1.46%	2.66%	4.11%(3)

(1)	Inception date is 11/30/15.

(2)	The return shown for the ICE BofA US High Yield Constrained Index is from the inception date of the Institutional Class shares.

(3)	The return for the 50% ICE BofA High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.65%, Net Expense Ratio: 0.72%, per the most recent Prospectus dated October 31, 2021, as supplemented August 29, 2022.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
07/17/2017
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
08/31/2022
$11,598
$11,585
$10,899
Penn Capital Short Duration High Income Fund - Institutional Class Shares
ICE BofA 1-3 Year BB US Cash Pay High Yield Index
ICE BofA US High Yield Cash Pay BB-B Rated 1-3 Years Index

This chart assumes a hypothetical initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2022	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Short Duration High Income Fund
Institutional Class Shares	-3.05%	0.70%	1.78%	1.69%
ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index	-3.80%	1.96%	2.91%	2.94%(2)
ICE BofA US High Yield Cash Pay BB-B Rated 1-3 Years Index	-3.15%	1.55%	2.87%	2.91%(3)

(1)	Inception date is 7/17/17.

(2)	The return shown for the ICE BofA. 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.

(3)

The return shown for the ICE BofA US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares. The ICE BofA US High Yield Cash Pay BB-B Rated 1-3 Years Imdex is comprised of bonds within the ICE BofA High Yield Index whose ratings are at or between B1 through BB3, with maturities between 1 and 3 years.

Gross Expense Ratio: 1.01%, Net Expense Ratio: 0.54%, per the most recent Prospectus dated October 31, 2021, as supplemented August 29, 2022..

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

FUND SUMMARY (UNAUDITED)

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
12/17/2015
02/29/2016
08/31/2017
02/28/2018
08/31/2018
02/28/2019
08/31/2019
02/29/2020
08/31/2020
02/28/2021
08/31/2021
02/28/2022
08/31/2022
$21,915
$17,750
$17,516
Penn Capital Special Situations Small Cap Equity Fund - Institutional Class Shares
Russell 2000® Index
Bloomberg US 2000 Index

This chart assumes a hypothetical initial gross investment of $10,000 made on December 17, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Periods Ended August 31, 2022	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	-14.39%	18.83%	12.37%	12.41%
Bloomberg US 2000 Index(2)	-17.49%	10.75%	7.88%	8.72%
Russell 2000® Index	-17.88%	8.59%	6.95%	8.93%(3)

(1)	Inception date is 12/17/15.

(2)	Effective May 31, 2022, the Fund changed its primary benchmark from the Russell 2000® Index to the Bloomberg US 2000 Index to better reflect the securities in which the Fund invests.

(3)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.71%, Net Expense Ratio: 1.09%, per the most recent Prospectus dated October 31, 2021, as supplemented May 31, 2022 and August 29, 2022..

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Disclosure of Fund Expenses (Unaudited)

FOR THE PERIOD FROM MARCH 1, 2022 TO AUGUST 31, 2022

Cost in Dollars of a $1,000 Investment

The examples below are intended to describe the fees and expenses borne by shareholders during the six-month period from March 1, 2022 to August 31, 2022, and the impact of those costs on your investment.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.

These examples illustrate your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-month period ended August 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in a Fund with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period(2)	Annualized Expense Ratio(3)	Actual Six-Month Total Investment Returns for the Funds
Penn Capital Floating Rate Income Fund(1)
Actual	$ 1,000.00	$ 984.60	$ 3.20	0.64%	-1.54%
Hypothetical (5% return before expenses)	1,000.00	1,021.98	3.26	0.64%	N/A
Penn Capital Mid Cap Core Fund(1)
Actual	$ 1,000.00	$ 850.70	$ 4.94	1.06%	-14.93%
Hypothetical (5% return before expenses)	1,000.00	1,019.86	5.40	1.06%	N/A
Penn Capital Opportunistic High Income Fund(1)
Actual	$ 1,000.00	$ 922.00	$ 3.49	0.72%	-7.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.58	3.67	0.72%	N/A
Penn Capital Short Duration High Income Fund
Actual	$ 1,000.00	$ 979.80	$ 2.69	0.54%	-2.02%
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54%	N/A
Penn Capital Special Situations Small Cap Equity Fund(1)
Actual	$ 1,000.00	$ 858.40	$ 5.11	1.09%	-14.16%
Hypothetical (5% return before expenses)	1,000.00	1,019.71	5.55	1.09%	N/A

(1)	Information is for Institutional Class shares.

(2)

Expenses are equal to each Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(3)	Ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, each Fund’s expenses would have been higher and the ending account values would have been lower.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Bank Loans: 83.4%(a)(b)
Advertising & Marketing: 0.6%
Terrier Media Buyer, Inc., 5.166% (1 Month US LIBOR + 3.500%), 12/17/26	$195,030	$188,935

Apparel & Textile Products: 3.1%
Calceus Acquisition, Inc., 7.075% (1 Month US LIBOR + 5.500%), 3/31/25	368,043	327,558
Canada Goose, Inc., 4.506% (1 Month US LIBOR + 3.500%), 10/7/27	346,251	338,785
Crocs, Inc., 4.030% (TSFR1M + 3.500%), 2/20/29	299,250	287,654
		953,997
Asset Management: 3.7%
Fiserv Investment Solutions, Inc., 5.455% (1 Month US LIBOR + 4.000%), 2/26/27	196,000	188,650
Hightower Holding LLC, 5.098% (1 Month US LIBOR + 4.000%), 4/21/28	198,500	192,297
Nexus Buyer LLC, 5.416% (1 Month US LIBOR + 3.750%), 10/30/26	243,750	236,335
Russell Investments US Institutional Holdco, Inc., 5.000%, 5/30/25
(6 Month US LIBOR + 3.500%)	138,702	130,988
(6 Month US LIBOR + 3.500%)	59,620	56,303
The Edelman Financial Engines Center LLC, 5.166% (1 Month US LIBOR + 3.750%), 4/7/28	192,803	184,678
Victory Capital Holdings, Inc., 3.219% (1 Month US LIBOR + 2.250%), 7/1/26	158,792	154,823
		1,144,074
Cable & Satellite: 3.3%
Cogeco Communications USA II LP, 3.666% (1 Month US LIBOR + 2.000%), 8/9/24	240,430	234,821
CSC Holdings LLC, 4.249% (1 Month US LIBOR + 2.250%), 7/17/25	237,469	229,604
DirecTV Financing LLC, 7.372% (1 Month US LIBOR + 5.000%), 8/2/27	329,595	314,680
Ziggo Financing Partnership, 4.891% (1 Month US LIBOR + 2.500%), 4/17/28	250,000	241,095
		1,020,200

	Principal	Value
Chemicals: 4.0%
Avient Corp. T/L B (07/22), 3.750%, 9/30/29(d)	$250,000	$248,750
Diamond BC BV, 3.514%, 10/31/28
(3 Month US LIBOR + 2.750%)	248,125	238,716
(1 Month US LIBOR + 2.750%)	625	601
Gemini HDPE LLC, 4.240% (1 Month US LIBOR + 3.000%), 12/31/27	187,337	183,684
Lummus Technology Holdings V LLC, 5.872% (1 Month US LIBOR + 3.500%), 6/30/27	187,482	180,647
Schweitzer-Mauduit International, Inc., 5.438% (1 Month US LIBOR + 4.000%), 1/27/28	198,000	188,100
Trinseo Materials Operating SCA, 4.166%, 5/15/28
(1 Month US LIBOR + 2.500%)	163,152	156,626
(1 Month US LIBOR + 2.500%)	34,848	33,454
		1,230,578
Commercial Support Services: 4.2%
Covanta Holding Corp., 4.872% (1 Month US LIBOR + 2.500%), 12/29/28	330,272	322,980
Covanta Holding Corp., 4.166% (1 Month US LIBOR + 2.500%), 12/29/28	24,800	24,252
GFL Environmental, Inc., 4.239% (1 Month US LIBOR + 3.000%), 5/30/25	197,000	195,686
Prime Security Services T/L, 4.463% (1 Month US LIBOR + 2.750%), 9/23/26	278,713	271,876
R1 RCM T/L B, 4.525%, 5/12/29	300,000	294,939
TruGreen Limited Parternship T/L, 5.666% (1 Month US LIBOR + 4.000%), 10/29/27	197,000	188,628
		1,298,361
Construction Materials Manufacturing: 1.2%
Quikrete Holdings, Inc., 4.997% (1 Month US LIBOR + 2.625%), 11/15/23	376,875	362,331

Containers & Packaging Manufacturing: 2.6%
Graham Packaging Co., Inc., 5.372% (1 Month US LIBOR + 3.000%), 8/4/27	193,483	188,646
Pactiv Evergreen Group Holdings, Inc., 5.166%, 9/20/28
(1 Month US LIBOR + 3.500%)	40,327	39,175

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
(1 Month US LIBOR + 3.500%)	$183,178	$177,945
(1 Month US LIBOR + 3.500%)	24,620	23,916
Pactiv Evergreen Group Holdings, Inc., 4.916%, 2/5/26
(1 Month US LIBOR + 3.250%)	27,841	27,122
(1 Month US LIBOR + 3.250%)	45,603	44,425
(1 Month US LIBOR + 3.250%)	123,556	120,364
Sabert Corp., 6.875% (1 Month US LIBOR + 4.500%), 11/26/26	180,111	177,410
		799,003
E-Commerce Discretionary: 0.6%
CNT Holdings I Corp., 5.368% (1 Month US LIBOR + 3.750%), 10/16/27	197,500	192,738

Electric Utilities: 0.6%
Vistra Operations Co. LLC, 3.906%, 12/15/25
(1 Month US LIBOR + 1.750%)	38,519	37,706
(1 Month US LIBOR + 1.750%)	156,003	152,714
		190,420
Engineering & Construction: 1.2%
Centuri Group, Inc., 4.081%, 9/29/28
(1 Month US LIBOR + 2.500%)	500	487
(3 Month US LIBOR + 2.500%)	176,166	171,487
Pike Corp., 4.670% (1 Month US LIBOR + 3.000%), 1/21/28	196,575	191,938
		363,912
Entertainment Content: 1.8%
Alchemy Copyrights LLC, 4.713% (1 Month US LIBOR + 3.000%), 8/5/27	176,857	174,204
Playtika Holding Corp., 5.122% (1 Month US LIBOR + 2.750%), 3/13/28	197,500	192,934
Univision Communications, Inc., 6.254% (TSFR1M + 4.250%), 6/9/29	200,000	196,000
		563,138
Food Production: 3.3%
Chobani LLC, 5.166% (1 Month US LIBOR + 3.500%), 10/20/27(d)	296,500	284,086
Froneri US, Inc., 4.622%, 1/29/27
(1 Month US LIBOR + 2.250%)	134,704	129,596
(1 Month US LIBOR + 2.250%)	61,296	58,972

	Principal	Value
HLF Financing Sarl LLC, 4.166% (1 Month US LIBOR + 2.500%), 8/8/25	$220,625	$214,145
Whole Earth Brands, Inc., 6.125% (1 Month US LIBOR + 4.500%), 2/2/28	346,744	322,472
		1,009,271
Health Care Facilities & Services: 4.9%
ADMI Corp., 5.747% (1 Month US LIBOR + 3.250%), 12/23/27	346,744	318,942
Cambrex Corp., 5.927% (1 Month US LIBOR + 3.500%), 12/4/26	239,209	231,959
FC Compassus LLC, 7.127% (1 Month US LIBOR + 4.250%), 12/31/26	195,030	175,527
Option Care Health, Inc., 5.122% (1 Month US LIBOR + 2.750%), 11/30/28	298,500	294,957
PetVet Care Centers LLC, 4.416% (1 Month US LIBOR + 2.750%), 2/28/25	312,931	300,022
Select Medical Corp., 4.170% (6 Month US LIBOR + 2.500%), 3/6/24	212,163	207,190
		1,528,597
Home & Office Products Manufactering: 0.8%
Weber-Stephen Products LLC, 4.916% (1 Month US LIBOR + 3.250%), 11/30/27	310,863	263,235

Housing: 0.6%
Foundation Building Materials, Inc., 4.489%, 1/31/28
(3 Month US LIBOR + 3.250%)	202,438	192,568
(1 Month US LIBOR + 3.250%)	513	488
		193,056
Industrial Intermediate Products: 0.6%
Gates Global LLC, 4.166% (1 Month US LIBOR + 2.750%), 3/31/27	197,805	193,623

Insurance: 1.2%
Asurion LLC, 5.622% (1 Month US LIBOR + 3.250%), 12/23/26	197,000	180,115
HUB International Ltd., 4.214%, 4/18/25
(2 Month US LIBOR + 3.000%)	511	500
(3 Month US LIBOR + 3.000%)	195,688	191,367
		371,982

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Internet Media & Services: 4.9%
Arches Buyer, Inc., 5.622% (1 Month US LIBOR + 3.250%), 12/6/27	$296,000	$279,042
Buzz Merger Sub Ltd., 5.096% (1 Month US LIBOR + 2.750%), 1/22/27	244,375	237,655
Endurance International Group Holdings, Inc., 5.291% (1 Month US LIBOR + 3.500%), 2/10/28	202,950	189,886
Go Daddy Operating Co. LLC, 3.416%, 2/15/24
(1 Month US LIBOR + 1.750%)	73,346	72,561
(1 Month US LIBOR + 1.750%)	238,572	236,017
Match Group Holdings II LLC, 3.194% (1 Month US LIBOR + 1.750%), 2/7/27	200,000	194,000
Shutterfly, Inc., 7.250% (1 Month US LIBOR + 5.000%), 9/25/26	405,900	305,610
		1,514,771
Leisure Facilities & Services: 7.2%
Alterra Mountain Co., 5.872% (1 Month US LIBOR + 3.500%), 8/17/28	239,441	232,557
Caesars Resort Collection LLC, 5.872% (1 Month US LIBOR + 3.500%), 7/21/25	112,611	111,541
Carnival Corp., 3.750% (1 Month US LIBOR + 3.000%), 6/30/25	246,851	234,664
Century Casinos T/L (03/22), 7.625%, 3/23/29	249,375	238,777
Dave & Buster’s, Inc., 7.427% (TSFR1M + 5.000%), 6/22/29	300,000	292,749
Hilton Grand Vacations LLC, 5.372% (1 Month US LIBOR + 3.000%), 7/31/28	248,125	242,336
IRB Holding Corp., 5.122% (1 Month US LIBOR + 2.750%), 2/5/25	241,309	235,981
IRB Holding Corp., 5.437% (SOFR + 3.000%), 12/15/27	197,000	190,310
Scientific Games Holdings LP, 4.175% (TSFR1M + 3.500%), 2/3/29	250,000	240,452
Scientific Games International, Inc., 5.044% (TSFR1M + 3.000%), 4/6/29	250,000	245,625
		2,264,992
Machinery Manufacturing: 1.4%
ASP Blade Holdings, Inc., 6.372% (1 Month US LIBOR + 4.000%), 12/31/28	248,824	231,762

	Principal	Value
EWT Holdings III Corp., 4.188% (1 Month US LIBOR + 2.500%), 3/10/28	$198,000	$195,277
		427,039
Oil & Gas Producers: 3.1%
AL GCX Holdings (Arclight) T/L B, 5.916% (TSFR1M + 3.750%), 4/20/29	300,000	296,157
CQP Holdco LP, 6.000% (1 Month US LIBOR + 3.750%), 6/5/28	247,500	242,364
Freeport LNG Investments LLLP, 4.563% (1 Month US LIBOR + 3.500%), 11/17/28	246,674	236,329
GIP II Blue Holding LP, 5.506% (1 Month US LIBOR + 4.500%), 9/22/28	201,022	198,760
		973,610
Oil & Gas Services & Equipment: 1.4%
ChampionX T/L B1 (05/22) (Apergy), 5.080%, 5/14/29	300,000	298,500
Keane Group Holdings LLC, 5.938% (US LIBOR + 3.750%), 6/30/25(d)	130,000	126,263
		424,763
Pharmaceuticals: 0.8%
Agiliti Health, Inc., 4.500%, 10/18/25
(1 Month US LIBOR + 2.750%)	243,073	236,996
(1 Month US LIBOR + 2.750%)	630	614
		237,610
Publishing & Broadcasting: 2.8%
Clear Channel Outdoor Holdings, Inc., 6.306% (1 Month US LIBOR + 3.500%), 8/7/26	342,869	316,821
Cumulus Media New Holdings, Inc., 4.750% (1 Month US LIBOR + 3.750%), 3/30/26	145,298	139,486
The E.W. Scripps Co., 4.935% (1 Month US LIBOR + 2.563%), 5/1/26	242,152	237,461
The E.W. Scripps Co., 5.122% (1 Month US LIBOR + 3.000%), 1/7/28	165,750	163,174
		856,942
Retail - Consumer Discretionary: 5.4%
Great Outdoors Group T/L (Bass Pro) LLC, 6.122% (1 Month US LIBOR + 3.750%), 3/31/28	347,375	335,564
Jo-Ann Stores LLC, 5.964% (1 Month US LIBOR + 4.750%), 7/7/28	247,500	160,051

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
LBM Acquisition LLC, 5.416% (1 Month US LIBOR + 3.750%), 12/17/27(d)	$211,705	$192,704
PetSmart, Inc., 4.500% (1 Month LIBOR USD + 3.750%), 2/11/28	198,000	193,050
Savers, Inc., 6.506% (1 Month US LIBOR + 5.750%), 4/6/27	198,500	194,034
Staples, Inc., 5.786% (1 Month US LIBOR + 4.500%), 9/12/24	307,569	290,173
White Cap Buyer LLC, 5.275% (1 Month US LIBOR + 4.000%), 10/8/27	345,386	333,063
		1,698,639
Semiconductors: 0.9%
II-VI, Inc., 5.123% (1 Month US LIBOR + 2.750%), 12/1/28(d)	300,000	293,124

Software: 6.4%
Azalea TopCo, Inc., 4.739% (1 Month US LIBOR + 3.500%), 7/27/26	291,750	279,059
McAfee Corp., 6.407% (TSFR1M + 4.000%), 2/2/29	300,000	283,875
Proofpoint, Inc., 4.825% (1 Month US LIBOR + 3.250%), 6/9/28	199,000	191,189
Rackspace Technology Global, Inc., 4.160%, 2/15/28
(3 Month US LIBOR + 2.750%)	346,242	278,677
(1 Month US LIBOR + 2.750%)	879	707
UKG, Inc., 5.535% (1 Month US LIBOR + 3.250%), 5/4/26	297,014	287,308
Waystar Technologies, Inc., 6.372% (1 Month US LIBOR + 4.000%), 10/31/26(d)	347,364	339,402
Xperi Holding Corp., 5.166% (1 Month US LIBOR + 3.500%), 6/1/25	350,604	342,936
		2,003,153
Specialty Finance: 0.7%
TransUnion LLC, 3.416% (1 Month US LIBOR + 1.750%), 11/13/26	237,411	232,070

Specialty Retail: 1.3%
BDF Acquisition Corp., 7.622% (1 Month US LIBOR + 5.250%), 8/14/23	437,200	397,441

Technology Hardware: 0.8%
Maxar Technologies, Inc., 6.677% (TSFR1M + 4.250%), 6/29/29	250,000	239,625

	Principal	Value
Technology Services: 2.6%
NAB Holdings T/L, 5.204% (SOFR + 3.000%), 11/17/28	$348,250	$335,988
Paysafe Holdings US Corp., 4.416% (1 Month US LIBOR + 2.750%), 4/30/25	248,120	231,372
Sabre GLBL Inc. T/L 8/22, 7.285%, 6/30/28(d)	250,000	240,625
		807,985
Telecommnications: 3.2%
Altice France SA, 6.905% (1 Month US LIBOR + 4.000%), 7/13/26	235,023	227,267
Cincinnati Bell, Inc., 5.677% (SOFR + 3.250%), 12/29/28	348,250	340,488
Gogo Intermediate Holdings LLC, 4.989% (1 Month US LIBOR + 3.750%), 4/28/28	198,000	193,751
Lumen Technologies, Inc., 4.622% (1 Month US LIBOR + 2.250%), 3/15/27	243,750	229,125
		990,631
Transportation & Logistics: 1.3%
American Airlines, Inc., 7.460% (1 Month US LIBOR + 4.750%), 4/20/28	200,000	196,584
SkyMiles IP Ltd., 4.813% (1 Month US LIBOR + 3.750%), 10/20/27	200,000	202,392
		398,976
Wholesale - Consumer Discretionary: 0.9%
Dealer Tire LLC, 5.916%, 12/12/25
(1 Month US LIBOR + 4.250%)	100,551	99,646
(1 Month US LIBOR + 4.250%)	170,559	169,024
		268,670
Total Bank Loans (cost $26,861,925)		25,897,492

Corporate Bonds: 12.5%
Aerospace & Defense: 0.5%
TransDigm, Inc., 8.000%, 12/15/25(c)	160,000	163,872

Cable & Satellite: 0.4%
Dish DBS Corp., 5.875%, 11/15/24	150,000	135,750

Containers & Packaging Manufacturing: 0.6%
Matthews International Corp., 5.250%, 12/1/25(c)	200,000	182,110

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Entertainment Content: 0.6%
Univision Communications, Inc., 5.125%, 2/15/25(c)	$195,000	$188,355

Gas & Water Utilities: 0.4%
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/23(c)	138,000	136,620

Leisure Facilities & Services: 2.4%
Arrow Bidco LLC, 9.500%, 3/15/24(c)	115,000	114,716
Carnival Corp., 10.500%, 2/1/26(c)	385,000	396,548
International Game Technology PLC, 6.500%, 2/15/25(c)	200,000	198,500
		709,764
Oil & Gas Producers: 1.5%
Matador Resources Co., 5.875%, 9/15/26	150,000	146,828
New Fortress Energy Inc., 6.5% 9/30/26(c)	188,000	170,523
SM Energy Co. 5.625% 06/01/25	150,000	145,875
		463,226
Oil & Gas Services & Equipment: 1.0%
Oceaneering International, Inc., 4.650%, 11/15/24	200,000	186,584
Weatherford International Ltd., 11.000%, 12/1/24(c)	124,000	125,897
		312,481
Home & Office Products Manufacturing: 0.5%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25(c)	165,000	153,450

Publishing & Broadcasting: 0.4%
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26(c)	155,000	138,647

Real Estate Investment Trusts (REITs): 1.0%
VICI Properties LP / VICI Note Co, Inc., 4.625%, 6/15/25(c)	150,000	145,194
XHR LP, 6.375%, 8/15/25(c)	160,000	155,289
		300,483
Specialty Finance: 0.9%
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/25(c)	122,000	113,662

	Principal	Value
Starwood Property Trust, Inc., 3.750%, 12/31/24(c)	$190,000	$177,043
		290,705
Technology Services: 0.5%
Sabre GLBL, Inc., 9.250%, 4/15/25(c)	165,000	162,573

Tobacco & Cannabis: 0.4%
Turning Point Brands, Inc., 5.625%, 2/15/26(c)	145,000	128,663

Transportation & Logistics: 1.0%
Allegiant Travel Co., 7.250%, 8/15/27(c)	300,000	297,969

Wholesale - Consumer Staples: 0.4%
KeHE Distributors LLC, 8.625%, 10/15/26(c)	109,000	110,363
Total Corporate Bonds (cost $4,049,588)		3,875,031

	Number of Shares
Short-Term Investments: 6.7%
U.S. Bank Money Market Deposit Account, 1.00%(e)	2,085,171	2,085,171
Total Short-Term Investments: (cost $2,085,171)		2,085,171

Total Investments - 102.6% (cost $32,996,684)		31,857,694
Liabilities in Excess of Other Assets (2.6)%		(808,878)
Net Assets: 100.0%		$31,048,816

Percentages are stated as a percent of net assets.

(a)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2022, the value of these investments was $3,259,994, or 10.5% of total net assets.

(d)	All or a portion of this loan is unfunded - See note.

(e)	The rate shown is as of August 31, 2022.

Country Exposure (as a percentage of total investments)
United States	97.4%
Panama	1.2%
United Kingdom	0.6%
Canada	0.4%
Bermuda	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Number of Shares	Value
Common Stocks: 88.1%
Aerospace & Defense: 1.3%
Mercury Systems, Inc.*	3,318	$159,695

Air Freight & Logistics: 1.8%
GXO Logistics, Inc.*	2,494	110,684
XPO Logistics, Inc.*	2,251	117,997
		228,681
Banks: 8.1%
Pinnacle Financial Partners, Inc.	3,623	292,412
Seacoast Banking Corp of Florida	8,137	262,988
Texas Capital Bancshares, Inc.*	4,385	258,846
Western Alliance Bancorp	2,980	228,626
		1,042,872
Biotechnology: 4.9%
BioMarin Pharmaceutical, Inc.*	1,921	171,353
Halozyme Therapeutics, Inc.*	4,702	191,513
United Therapeutics Corp.*	1,124	254,721
		617,587
Building Products: 1.6%
Lennox International, Inc.	849	203,862

Chemicals: 5.3%
CF Industries Holdings, Inc.	2,304	238,372
Livent Corp.*	7,080	227,834
Olin Corp.	3,735	204,155
		670,361
Construction Materials: 1.9%
Martin Marietta Materials, Inc.	701	243,745

Consumer Finance: 1.1%
OneMain Holdings, Inc.	4,169	145,623

Electrical Equipment: 1.8%
nVent Electric PLC	7,063	232,796

Food & Staples Retailing: 0.8%
Performance Food Group Co.*	1,918	95,862

Health Care Equipment & Supplies: 3.6%
CONMED Corp.	2,313	204,862
Lantheus Holdings, Inc.*	3,116	245,541
		450,403

	Number of Shares	Value
Hotels, Restaurants & Leisure: 4.6%
MGM Resorts International	$5,054	$164,963
Planet Fitness, Inc. - Class A*	3,439	232,992
Vail Resorts, Inc.	807	181,317
		579,272
Independent Power and Renewable Electricity Producers: 2.3%
Vistra Corp.	11,748	290,763

Insurance: 7.0%
Arch Capital Group Ltd.*	6,709	306,736
Axis Capital Holdings Ltd.	4,361	231,787
Lincoln National Corp.	2,591	119,341
Primerica, Inc.	1,794	227,390
		885,254
Interactive Media & Services: 0.7%
IAC, Inc.*	1,340	86,122

IT Services: 1.8%
GoDaddy, Inc. - Class A*	2,984	226,247

Life Sciences Tools & Services: 1.9%
Avantor, Inc.*	9,505	236,770

Machinery: 1.8%
Chart Industries, Inc.*	1,198	232,244

Marine: 2.4%
Kirby Corp.*	4,476	300,161

Media: 3.6%
Fox Corp. - Class B	6,757	213,656
Liberty Media Corp.-Liberty SiriusXM - Class A*	5,877	244,131
		457,787
Metals & Mining: 3.4%
Constellium SE*	13,786	183,629
Steel Dynamics, Inc.	3,033	244,824
		428,453
Oil, Gas & Consumable Fuels: 5.5%
Chesapeake Energy Corp.	3,212	322,774
Diamondback Energy, Inc.	2,847	379,448
		702,222

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Number of Shares	Value
Pharmaceuticals: 2.8%
Catalent, Inc.*	2,118	$186,384
Perrigo Co Plc	4,344	162,552
		348,936
Professional Services: 1.5%
TransUnion	2,587	191,102

Real Estate Management & Development: 1.4%
Kennedy-Wilson Holdings, Inc.	10,197	179,059

Semiconductors & Semiconductor Equipment: 5.5%
Allegro MicroSystems, Inc.*	10,441	243,484
Kulicke & Soffa Industries, Inc.	4,504	189,348
Skyworks Solutions, Inc.	973	95,889
Teradyne, Inc.	1,975	167,164
		695,885
Software: 2.6%
RingCentral, Inc. - Class A*	2,738	117,844
Tyler Technologies, Inc.*	577	214,361
		332,205
Specialty Retail: 3.4%
Burlington Stores, Inc.*	975	136,685
Five Below, Inc.*	1,310	167,523
Floor & Decor Holdings, Inc. - Class A*	1,492	121,389
		425,597
Technology Hardware, Storage & Peripherals: 1.2%
Western Digital Corp.*	3,715	156,996

Trading Companies & Distributors: 2.5%
H&E Equipment Services, Inc.	4,886	154,691
United Rentals, Inc.*	549	160,330
		315,021
Total Common Stocks (cost $8,779,943)		11,161,583

Equity Real Estate Investment Trusts (REITs): 7.4%
Apartment Income REIT Corp.	6,051	247,183
Healthcare Realty Trust, Inc.	10,493	255,190
Pebblebrook Hotel Trust	9,650	170,033
VICI Properties, Inc.	7,942	262,007
		934,413
Total REITs (cost $925,013)		934,413

	Number of Shares	Value
Short-Term Investments 4.9%
U.S. Bank Money Market Deposit Account, 1.00%(b)	626,258	$626,258
Total Short-Term Investments (cost $626,258)		626,258

Total Investments - 100.4% (cost $10,331,214)		12,722,254
Liabilities in Excess of Other Assets (0.4)%		(45,044)
Net Assets: 100.0%		$12,677,210

Percentages are stated as a percent of net assets.

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Country Exposure (as a percentage of total investments)
United States	91.3%
Bermuda	4.2%
Ireland	3.1%
France	1.4%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Opportunistic High Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Convertible Bonds: 3.1%
Cable & Satellite TV: 0.9%
DISH Network Corp., 3.375%, 8/15/26	$245,000	$176,293

Consumer/Commercial/Lease Financing: 0.4%
Block, Inc., 0.250%, 11/1/27	85,000	65,628

Food - Wholesale: 0.5%
Herbalife Nutrition Ltd., 2.625%, 3/15/24	90,000	82,890

Internet: 0.4%
Spotify USA, Inc., 0.000%, 3/15/26	85,000	69,275

Pharmaceuticals: 0.5%
Tilray Brands, Inc., 5.000%, 10/1/23	100,000	97,135

Software/Services: 0.4%
RingCentral, Inc., 0.000%, 3/15/26	95,000	74,290
Total Convertible Bonds (cost $632,354)		565,511

Corporate Bonds: 85.6%
Advertising: 1.4%
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(a)	50,000	44,781
Clear Channel Outdoor Holdings, Inc., 7.500%, 6/1/29(a)	115,000	92,457
Stagwell Global LLC, 5.625%, 8/15/29(a)	135,000	114,487
		251,725
Aerospace/Defense: 1.3%
Bombardier, Inc., 7.500%, 3/15/25(a)	95,000	92,923
Maxar Technologies, Inc., 7.750%, 6/15/27(a)	65,000	64,512
Triumph Group, Inc., 7.750%, 8/15/25	90,000	75,796
		233,231
Air Transportation: 2.3%
American Airlines, Inc., 5.750%, 4/20/29(a)	145,000	130,897
American Airlines, Inc., 11.750%, 7/15/25(a)	80,000	88,401
United Airlines, Inc., 4.625%, 4/15/29(a)	90,000	78,975

	Principal	Value
VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 2/1/30(a)	$60,000	$51,600
VistaJet Malta Finance PLC / XO Management Holding, Inc., 7.875%, 5/1/27(a)	70,000	64,575
		414,448
Auto Parts & Equipment: 1.4%
American Axle & Manufacturing, Inc., 6.875%, 7/1/28	85,000	80,715
American Axle & Manufacturing, Inc., 5.000%, 10/1/29	50,000	42,104
The Goodyear Tire & Rubber Co., 5.000%, 7/15/29	20,000	17,929
The Goodyear Tire & Rubber Co., 5.250%, 7/15/31	65,000	56,020
The Goodyear Tire & Rubber Co., 7.000%, 3/15/28	55,000	56,017
		252,785
Automakers: 1.2%
Ford Motor Co., 6.625%, 10/1/28	215,000	220,310

Brokerage: 0.5%
StoneX Group, Inc., 8.625%, 6/15/25(a)	95,000	96,662

Building & Construction: 2.6%
Ashton Woods USA LLC, 4.625%, 8/1/29(a)	95,000	74,558
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(a)	95,000	74,943
Brookfield Residential Properties, Inc., 5.000%, 6/15/29(a)	85,000	67,618
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/29(a)	100,000	85,293
Pike Corp., 5.500%, 9/1/28(a)	100,000	82,671
Taylor Morrison Communities, Inc., 5.125%, 8/1/30(a)	90,000	77,228
		462,311
Building Materials: 0.7%
Eco Material Technologies, Inc., 7.875%, 1/31/27(a)	140,000	130,564

Cable & Satellite TV: 3.5%
CCO Holdings LLC, 4.500%, 8/15/30(a)	135,000	113,532

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
CSC Holdings LLC, 7.500%, 4/1/28(a)	$200,000	$177,778
CSC Holdings LLC, 6.500%, 2/1/29(a)	200,000	184,047
DIRECTV Holdings LLC, 5.875%, 8/15/27(a)	105,000	96,075
DISH DBS Corp., 5.250%, 12/1/26(a)	75,000	61,922
		633,354
Chemicals: 2.2%
Avient Corp., 7.125%, 8/1/30(a)	70,000	69,120
Chemours Co/The, 5.750%, 11/15/28(a)	55,000	49,225
Olin Corp., 5.625%, 8/1/29	190,000	181,026
Venator Finance Sarl, 5.750%, 7/15/25(a)	125,000	91,875
		391,246
Consumer/Commercial/Lease Financing: 2.7%
Enova International, Inc., 8.500%, 9/15/25(a)	125,000	116,607
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/27(a)	45,000	45,109
Fortress Transportation and Infrastructure Investors LLC, 5.500%, 5/1/28(a)	65,000	55,306
Global Aircraft Leasing Co. Ltd., 7.250% Cash or 7.000% PIK, 9/15/24(a)	130,000	105,173
Navient Corp., 6.750%, 6/25/25	95,000	91,675
Navient Corp., 4.875%, 3/15/28	60,000	48,992
OneMain Finance Corp., 6.625%, 1/15/28	25,000	22,857
		485,719
Department Stores: 1.7%
Macy’s Retail Holdings LLC, 5.875%, 4/1/29(a)	105,000	90,878
Neiman Marcus Group LLC, 7.125%, 4/1/26(a)	225,000	210,503
		301,381
Diversified Capital Goods: 0.6%
Madison IAQ LLC, 5.875%, 6/30/29(a)	130,000	106,943

Electric - Generation: 1.5%
Leeward Renewable Energy Operations LLC, 4.250%, 7/1/29(a)	70,000	57,700

	Principal	Value
Sunnova Energy Corp., 5.875%, 9/1/26(a)	$95,000	$87,638
Vistra Corp., 8.000% (5 Year CMT Rate + 6.930%), 4/15/27(a)	130,000	124,475
		269,813
Energy - Exploration & Production: 6.9%
Antero Resources Corp., 7.625%, 2/1/29(a)	90,000	91,547
Callon Petroleum Co., 8.250%, 7/15/25	120,000	118,500
Comstock Resources, Inc., 6.750%, 3/1/29(a)	145,000	138,399
Comstock Resources, Inc., 5.875%, 1/15/30(a)	145,000	132,662
Earthstone Energy Holdings LLC, 8.000%, 4/15/27(a)	95,000	92,566
Hilcorp Energy I LP, 6.250%, 11/1/28(a)	125,000	118,117
Northern Oil and Gas, Inc., 8.125%, 3/1/28(a)	135,000	129,600
Occidental Petroleum Corp., 6.625%, 9/1/30	110,000	117,513
Occidental Petroleum Corp., 6.125%, 1/1/31	90,000	93,533
Penn Virginia Holdings LLC, 9.250%, 8/15/26(a)	130,000	127,634
SM Energy Co., 6.750%, 9/15/26	65,000	63,924
SM Energy Co., 6.500%, 7/15/28	35,000	33,705
		1,257,700
Food - Wholesale: 2.0%
BellRing Brands, Inc., 7.000%, 3/15/30(a)	140,000	133,699
HLF Financing Sarl LLC, 4.875%, 6/1/29(a)	55,000	43,404
KeHE Distributors LLC, 8.625%, 10/15/26(a)	96,000	97,200
Simmons Foods, Inc., 4.625%, 3/1/29(a)	105,000	92,870
		367,173
Food & Drug Retailers: 1.1%
Rite Aid Corp., 8.000%, 11/15/26(a)	100,000	81,500
SEG Holding LLC, 5.625%, 10/15/28(a)	120,000	108,487
		189,987
Forestry/Paper: 0.4%
Mercer International, Inc., 5.125%, 2/1/29	90,000	78,575

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Gaming: 2.2%
Affinity Gaming, 6.875%, 12/15/27(a)	$65,000	$56,445
Boyd Gaming Corp., 4.750%, 12/1/27	140,000	130,686
CCM Merger, Inc., 6.375%, 5/1/26(a)	65,000	61,085
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30(a)	100,000	88,930
Station Casinos LLC, 4.625%, 12/1/31(a)	80,000	66,841
		403,987
Gas Distribution: 5.1%
Antero Midstream Partners LP, 5.375%, 6/15/29(a)	95,000	87,106
Blue Racer Midstream LLC, 6.625%, 7/15/26(a)	40,000	37,864
Blue Racer Midstream LLC, 7.625%, 12/15/25(a)	40,000	39,800
Cheniere Energy, Inc., 4.625%, 10/15/28	95,000	91,538
Crestwood Midstream Partners LP, 6.000%, 2/1/29(a)	90,000	83,138
DCP Midstream Operating LP, 5.125%, 5/15/29	95,000	92,597
EnLink Midstream Partners LP, 5.050%, 4/1/45	125,000	90,055
EnLink Midstream LLC, 6.500%, 9/1/30(a)	55,000	54,725
EQM Midstream Partners LP, 7.500%, 6/1/27(a)	95,000	93,940
New Fortress Energy, Inc., 6.750%, 9/15/25(a)	125,000	120,919
New Fortress Energy, Inc., 6.500%, 9/30/26(a)	60,000	56,841
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(a)	77,000	75,172
		923,695
Health Facilities: 2.8%
CHS/Community Health Systems, Inc., 6.875%, 4/1/28(a)	165,000	85,962
CHS/Community Health Systems, Inc., 6.000%, 1/15/29(a)	105,000	86,180
Option Care Health, Inc., 4.375%, 10/31/29(a)	85,000	74,755
Surgery Center Holdings, Inc., 6.750%, 7/1/25(a)	65,000	62,712
Tenet Healthcare Corp., 6.125%, 10/1/28(a)	65,000	59,637

	Principal	Value
Tenet Healthcare Corp., 4.375%, 1/15/30(a)	$100,000	$87,500
Tenet Healthcare Corp., 6.125%, 6/15/30(a)	40,000	38,404
		495,150
Health Services: 1.8%
DaVita, Inc., 4.625%, 6/1/30(a)	165,000	132,831
Modivcare, Inc., 5.875%, 11/15/25(a)	110,000	103,429
Pediatrix Medical Group, Inc., 5.375%, 2/15/30(a)	100,000	85,247
		321,507
Hotels: 0.6%
Hilton Grand Vacations LLC, 5.000%, 6/1/29(a)	75,000	66,361
Hilton Grand Vacations LLC, 4.875%, 7/1/31(a)	45,000	37,148
		103,509
Investments & Miscellaneous Financial Services: 0.6%
Icahn Enterprises LP, 5.250%, 5/15/27	65,000	59,134
Icahn Enterprises LP, 4.375%, 2/1/29	55,000	46,779
		105,913
Machinery: 1.0%
Titan International, Inc., 7.000%, 4/30/28	190,000	180,500

Managed Care: 1.2%
Centene Corp., 4.625%, 12/15/29	230,000	216,669

Media - Diversified: 1.0%
News Corp., 3.875%, 5/15/29(a)	135,000	117,450
Urban One, Inc., 7.375%, 2/1/28(a)	70,000	62,825
		180,275
Media Content: 2.8%
Beasley Mezzanine Holdings LLC, 8.625%, 2/1/26(a)	105,000	81,900
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26(a)	96,000	85,872
Gray Television, Inc., 4.750%, 10/15/30(a)	115,000	94,760
Scripps Escrow II, Inc., 5.375%, 1/15/31(a)	125,000	103,437
Scripps Escrow, Inc., 5.875%, 7/15/27(a)	50,000	45,249
Univision Communications, Inc., 6.625%, 6/1/27(a)	90,000	86,852
		498,070

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Medical Products: 1.5%
AdaptHealth LLC, 6.125%, 8/1/28(a)	$155,000	$142,613
Medline Borrower LP, Inc., 3.875%, 4/1/29(a)	140,000	118,650
		261,263
Metals/Mining Excluding Steel: 2.2%
FMG Resources August 2006 Pty Ltd., 6.125%, 4/15/32(a)	70,000	64,694
Freeport-McMoRan, Inc., 4.625%, 8/1/30	95,000	87,945
Hudbay Minerals, Inc., 4.500%, 4/1/26(a)	155,000	140,662
Taseko Mines Ltd., 7.000%, 2/15/26(a)	120,000	98,965
		392,266
Oil Field Equipment & Services: 2.3%
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	70,000	68,124
Nabors Industries, Inc., 5.750%, 2/1/25	95,000	87,574
Oceaneering International, Inc., 4.650%, 11/15/24	70,000	65,305
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	65,000	60,960
Weatherford International Ltd., 11.000%, 12/1/24(a)	14,000	14,214
Weatherford International Ltd., 8.625%, 4/30/30(a)	140,000	126,542
		422,719
Packaging: 1.0%
FXI Holdings, Inc., 12.250%, 11/15/26(a)	60,000	50,025
FXI Holdings, Inc., 7.875%, 11/1/24(a)	90,000	74,722
Pactiv LLC, 7.950%, 12/15/25	60,000	55,850
		180,597
Personal & Household Products: 0.9%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25(a)	95,000	88,350
Energizer Holdings, Inc., 6.500%, 12/31/27(a)	70,000	65,119
		153,469
Pharmaceuticals: 0.2%
Bausch Health Cos, Inc., 6.125%, 2/1/27(a)	50,000	37,000

	Principal	Value
Printing & Publishing: 0.4%
Gannett Holdings LLC, 6.000%, 11/1/26(a)	$100,000	$78,000

Real Estate Development & Management: 1.7%
Hunt Cos, Inc., 5.250%, 4/15/29(a)	100,000	84,500
Kennedy-Wilson, Inc., 4.750%, 2/1/30	90,000	72,567
Realogy Group LLC, 5.750%, 1/15/29(a)	140,000	109,686
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/30(a)	50,000	37,598
		304,351
Real Estate Investment Trusts (REITs): 2.8%
HAT Holdings I LLC, 3.375%, 6/15/26(a)	100,000	86,779
Iron Mountain, Inc., 5.250%, 3/15/28(a)	50,000	45,875
Iron Mountain, Inc., 4.875%, 9/15/29(a)	125,000	108,403
Rithm Capital Corp., 6.250%, 10/15/25(a)	95,000	84,271
Service Properties Trust, 5.250%, 2/15/26	35,000	29,788
Service Properties Trust, 4.350%, 10/1/24	110,000	98,399
Service Properties Trust, 7.500%, 9/15/25	50,000	47,983
		501,498
Recreation & Travel: 2.7%
Carnival Corp., 10.500%, 2/1/26(a)	40,000	41,200
Carnival Corp., 7.625%, 3/1/26(a)	155,000	131,959
Carnival Corp., 4.000%, 8/1/28(a)	85,000	70,868
Life Time, Inc., 8.000%, 4/15/26(a)	90,000	79,446
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25(a)	50,000	51,681
SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/29(a)	130,000	113,240
		488,394
Restuarants: 0.4%
Papa John’s International, Inc., 3.875%, 9/15/29(a)	75,000	64,125

Software/Services: 0.5%
Unisys Corp., 6.875%, 11/1/27(a)	105,000	87,602

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Specialty Retail: 2.1%
Bath & Body Works, Inc., 9.375%, 7/1/25(a)	$18,000	$19,042
Bath & Body Works, Inc., 6.625%, 10/1/30(a)	95,000	86,304
Crocs, Inc., 4.250%, 3/15/29(a)	130,000	106,133
Kontoor Brands, Inc., 4.125%, 11/15/29(a)	65,000	55,435
Shutterfly, Inc., 8.500%, 10/1/26(a)	140,000	104,547
		371,461
Steel Producers/Products: 1.5%
Carpenter Technology Corp., 7.625%, 3/15/30	85,000	83,769
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(a)	70,000	62,141
Commercial Metals Co., 3.875%, 2/15/31	70,000	58,101
Commercial Metals Co., 4.375%, 3/15/32	80,000	68,079
		272,090
Support - Services: 6.8%
Arrow Bidco LLC, 9.500%, 3/15/24(a)	95,000	94,765
H&E Equipment Services, Inc., 3.875%, 12/15/28(a)	110,000	92,937
Pitney Bowes, Inc., 7.250%, 3/15/29(a)	95,000	64,657
Sabre GLBL, Inc., 9.250%, 4/15/25(a)	170,000	167,499
Sabre GLBL, Inc., 7.375%, 9/1/25(a)	50,000	47,370
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(a)	105,000	94,587
SRS Distribution, Inc., 6.125%, 7/1/29(a)	100,000	82,959
Staples, Inc., 7.500%, 4/15/26(a)	115,000	97,182
Staples, Inc., 10.750%, 4/15/27(a)	110,000	80,850
The ADT Security Corp., 4.125%, 8/1/29(a)	65,000	55,817
The ADT Security Corp., 4.875%, 7/15/32(a)	45,000	37,645
The Hertz Corp., 4.625%, 12/1/26(a)	105,000	89,934
The Hertz Corp., 5.000%, 12/1/29(a)	50,000	40,219
United Rentals North America, Inc., 5.250%, 1/15/30	140,000	132,440
White Cap Buyer LLC, 6.875%, 10/15/28(a)	80,000	70,091
		1,248,952

	Principal	Value
Tech Hardware & Equipment: 0.8%
CommScope, Inc., 4.750%, 9/1/29(a)	$35,000	$29,783
Dell, Inc., 6.500%, 4/15/38	120,000	120,564
		150,347
Telecom - Satellite: 0.4%
Telesat Canada / Telesat LLC, 5.625%, 12/6/26(a)	125,000	72,874

Telecom - Wireless: 0.6%
United States Cellular Corp., 6.700%, 12/15/33	115,000	111,970
Telecom - Wireline Integrated & Services: 1.6%
Cogent Communications Group, Inc., 7.000%, 6/15/27(a)	70,000	66,898
Frontier Communications Holdings LLC, 5.000%, 5/1/28(a)	50,000	43,823
Frontier Communications Holdings LLC, 6.000%, 1/15/30(a)	55,000	45,321
Lumen Technologies, Inc., 5.625%, 4/1/25	130,000	126,089
		282,131
Theaters & Entertainment: 0.5%
Cinemark USA, Inc., 5.875%, 3/15/26(a)	100,000	88,720

Tobacco: 0.9%
Turning Point Brands, Inc., 5.625%, 2/15/26(a)	50,000	44,367
Vector Group Ltd., 5.750%, 2/1/29(a)	105,000	91,014
		135,381
Transport Infrastructure/Services: 0.7%
XPO CNW, Inc., 6.700%, 5/1/34	130,000	125,571
Total Corporate Bonds (cost $17,223,827)		15,403,983

Bank Loans: 0.3%(b)(c)
Specialty Retail: 0.3%
BDF Acquisition Corp., 7.622% (1 Month US LIBOR + 5.250%), 8/14/23	65,867	59,877
Total Bank Loans (cost $65,851)		59,877

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Number of Shares	Value
Real Estate Investment Trusts (REITs): 0.5%
Pebblebrook Hotel Trust	4,225	$ 91,852
Total REITS (cost $108,087)		91,852

Mutual Funds: 8.1%
Penn Capital Floating Rate Income Fund - Institutional Class (d)	158,977	1,460,996
Total Mutual Funds (cost $1,539,143)		1,460,996

Short-Term Investments: 0.9%
U.S. Bank Money Market Deposit Account, 1.00%(e)	157,540	157,540
Total Short-Term Investments (cost $157,540)		157,540

Total Investments - 98.5% (cost $19,726,802)		17,739,759
Other Assets and Liabilities 1.5%		261,912
Net Assets: 100.0%		$ 18,001,671

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2022, the value of these investments was $11,595,756, or 64.4% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company - See note.

(e)	The rate shown is as of August 31, 2022.

Country Exposure (as a percentage of total investments)
United States	91.5%
Canada	2.9%
Cayman Islands	1.8%
Panama	1.4%
Bermuda	0.8%
Malta	0.7%
Luxembourg	0.5%
Australia	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Convertible Bonds: 0.9%
Cable & Satellite TV: 0.9%
DISH Network Corp., 2.375%, 3/15/24	$340,000	$306,850
Total Convertible Bonds (cost $333,873)		306,850

Corporate Bonds: 86.9%
Advertising: 0.6%
TripAdvisor, Inc., 7.000%, 7/15/25(a)	210,000	206,239

Aerospace/Defense: 3.3%
Howmet Aerospace, Inc., 6.875%, 5/1/25	497,000	510,379
Spirit AeroSystens, Inc., 5.500%, 1/15/25(a)	195,000	190,929
TransDigm, Inc., 8.000%, 12/15/25(a)	210,000	215,082
Triumph Group, Inc., 8.875%, 6/1/24(a)	204,000	206,550
		1,122,940
Air Transportation: 2.1%
Allegiant Travel Co., 8.500%, 2/5/24(a)	249,000	251,490
American Airlines, Inc., 11.750%, 7/15/25(a)	90,000	99,450
Delta Air Lines, Inc., 7.000%, 5/1/25(a)	203,000	210,159
Spirit Loyalty Cayman Ltd., 8.000%, 9/20/25(a)	135,000	137,115
		698,214
Auto Loans: 1.5%
Ford Motor Credit Co. LLC, 5.584%, 3/18/24	500,000	497,600

Auto Parts & Equipment: 0.6%
The Goodyear Tire & Rubber Co., 9.500%, 5/31/25	195,000	203,771

Automakers: 0.4%
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/23(a)	150,000	146,319

Building & Construction: 1.2%
Meritage Homes Corp., 6.000%, 6/1/25	175,000	174,862
TRI Pointe Group Inc / TRI Pointe Homes, Inc., 5.875%, 6/15/24	230,000	227,024
		401,886
Cable & Satellite TV: 1.2%
CSC Holdings LLC, 5.250%, 6/1/24	219,000	213,525
CSC Holdings LLC, 5.875%, 9/15/22	200,000	199,750
		413,275
Chemicals: 3.9%
Avient Corp., 5.750%, 5/15/25(a)	185,000	182,451
Compass Minerals International, Inc., 4.875%, 7/15/24(a)	420,000	397,974
Koppers, Inc., 6.000%, 2/15/25(a)	125,000	117,288
NOVA Chemicals Corp., 4.875%, 6/1/24(a)	405,000	387,007
OCI NV, 4.625%, 10/15/25(a)	240,000	231,612
		1,316,332
Consumer/Commercial/Lease Financing: 6.7%
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/25(a)	182,000	169,562
Navient Corp., 7.250%, 9/25/23	123,000	123,207
Navient Corp., 6.125%, 3/25/24	920,000	897,603
OneMain Finance Corp., 5.625%, 3/15/23	266,000	263,629
OneMain Finance Corp., 6.125%, 3/15/24	700,000	683,476
SLM Corp., 4.200%, 10/29/25	155,000	142,126
		2,279,603
Department Stores: 0.5%
Neiman Marcus Group LLC, 7.125%, 4/1/26(a)	195,000	182,436

Diversified Capital Goods: 0.6%
Stevens Holding Co, Inc., 6.125%, 10/1/26(a)	200,000	198,500

Electric-Generation: 0.6%
NextEra Energy Operating Partners LP, 4.250%, 7/15/24(a)	200,000	192,703

Energy - Exploration & Production: 4.2%
EQT Corp., 6.125%, 2/1/25	190,000	195,267
Laredo Petroleum, Inc., 9.500%, 1/15/25	100,000	100,363
Occidental Petroleum Corp., 6.950%, 7/1/24	963,000	1,005,179
Range Resources Corp., 5.000%, 3/15/23	116,000	115,863
		1,416,672

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Food - Wholesale: 1.1%
HLF Financing Sarl LLC, 7.875%, 9/1/25(a)	$266,000	$256,136
KeHE Distributors LLC, 8.625%, 10/15/26(a)	132,000	133,650
		389,786
Forestry/Paper: 0.6%
Clearwater Paper Corp., 5.375%, 2/1/25(a)	205,000	203,206

Gaming: 1.5%
Caesars Entertainment, Inc., 6.250%, 7/1/25(a)	255,000	248,984
International Game Technology PLC, 6.500%, 2/15/25(a)	275,000	272,937
		521,921
Gas Distribution: 3.2%
Blue Racer Midstream LLC, 7.625%, 12/15/25(a)	195,000	194,025
Buckeye Partners LP, 4.350%, 10/15/24	310,000	297,817
DCP Midstream Operating LP, 5.375%, 7/15/25	195,000	195,487
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/23(a)	216,000	213,840
Western Midstream Operating LP, 3.350%, 2/1/25	190,000	179,259
		1,080,428
Health Facilities: 1.6%
HCA, Inc., 5.375%, 2/1/25	355,000	358,373
Tenet Healthcare Corp., 4.625%, 7/15/24	99,000	96,942
Tenet Healthcare Corp., 4.625%, 9/1/24(a)	100,000	97,186
		552,501
Hotels: 3.5%
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25(a)	125,000	124,584
Park Intermediate Holdings LLC, 7.500%, 6/1/25(a)	192,000	193,709
Travel + Leisure Co., 5.650%, 4/1/24	425,000	420,984
Travel + Leisure Co., 6.600%, 10/1/25	250,000	251,743
Travel + Leisure Co., 6.625%, 7/31/26(a)	200,000	193,814
		1,184,834
Investments & Miscellaneous Financial Services: 2.6%
Icahn Enterprises LP, 6.250%, 5/15/26	268,000	256,914
Icahn Enterprises LP, 4.750%, 9/15/24	430,000	409,051
Oppenheimer Holdings, Inc., 5.500%, 10/1/25	220,000	219,043
		885,008
Machinery: 0.5%
Hillenbrand, Inc., 5.750%, 6/15/25	180,000	180,236

Media Content: 2.3%
AMC Networks, Inc., 5.000%, 4/1/24	273,000	266,175
Univision Communications, Inc., 5.125%, 2/15/25(a)	515,000	497,451
		763,626
Monoline Insurance: 2.4%
NMI Holdings, Inc., 7.375%, 6/1/25(a)	375,000	378,840
Radian Group, Inc., 4.500%, 10/1/24	440,000	420,473
		799,313
Multi-Line Insurance: 0.6%
Enact Holdings, Inc., 6.500%, 8/15/25(a)	210,000	200,550

Non-Electric Utilities: 0.5%
AmeriGas Partners LP, 5.625%, 5/20/24	165,000	162,961

Oil Field Equipment & Services: 1.2%
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	100,000	97,320
TechnipFMC PLC, 6.500%, 2/1/26(a)	137,000	134,518
Oceaneering International, Inc., 4.650%, 11/15/24	171,000	159,529
		391,367
Oil Refining & Marketing: 0.6%
Methanex Corp., 4.250%, 12/1/24	195,000	189,150

Packaging: 3.8%
Ball Corp., 5.250%, 7/1/25	80,000	79,801
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	473,000	494,285
FXI Holdings, Inc., 7.875%, 11/1/24(a)	125,000	103,781
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(a)	327,000	325,071
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(a)	205,000	190,678
Pactiv LLC, 7.950%, 12/15/25	90,000	83,774
		1,277,390

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Personal & Household Products: 1.0%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25(a)	$160,000	$148,800
Spectrum Brands, Inc., 5.750%, 7/15/25	195,000	190,255
		339,055
Pharmaceuticals: 3.0%
Elanco Animal Health, Inc., 5.772%, 8/28/23	200,000	199,660
Owens & Minor, Inc., 4.375%, 12/15/24	625,000	607,189
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/24	200,000	194,276
		1,001,125
Real Estate Development & Management: 1.7%
Newmark Group, Inc., 6.125%, 11/15/23	385,000	385,016
Realogy Group LLC, 4.875%, 6/1/23(a)	180,000	178,927
		563,943
Real Estate Investment Trusts (REITs): 6.1%
HAT Holdings I LLC, 6.000%, 4/15/25(a)	265,000	256,771
iStar, Inc., 4.750%, 10/1/24	220,000	220,086
Service Properties Trust, 4.500%, 6/15/23	465,000	455,788
Service Properties Trust, 7.500%, 9/15/25	155,000	148,747
Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	310,000	308,537
Starwood Property Trust, Inc., 3.750%, 12/31/24(a)	150,000	139,771
VICI Properties LP / VICI Note Co, Inc., 5.625%, 5/1/24(a)	455,000	455,683
XHR LP, 6.375%, 8/15/25(a)	100,000	97,056
		2,082,439
Recreation & Travel: 4.3%
Carnival Corp., 10.500%, 2/1/26(a)	155,000	159,649
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	120,000	120,116
Royal Caribbean Cruises Ltd., 10.875%, 6/1/23(a)	600,000	610,878
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25(a)	205,000	211,893
Six Flags Entertainment Corp., 4.875%, 7/31/24(a)	210,000	201,486
Vail Resorts, Inc., 6.250%, 5/15/25(a)	165,000	165,157
		1,469,179
Restaurants: 1.1%
Brinker International, Inc., 3.875%, 5/15/23	220,000	216,150
Dave & Buster’s, Inc., 7.625%, 11/1/25(a)	155,000	155,962
		372,112
Software/Services: 0.5%
NortonLifeLock, Inc., 5.000%, 4/15/25(a)	170,000	167,790

Specialty Retail: 3.6%
Abercrombie & Fitch Management Co., 8.750%, 7/15/25(a)	175,000	170,868
Bath & Body Works, Inc., 9.375%, 7/1/25(a)	193,000	204,174
G-III Apparel Group Ltd., 7.875%, 8/15/25(a)	215,000	212,147
Hanesbrands, Inc., 4.625%, 5/15/24(a)	215,000	207,097
Michael Kors USA, Inc., 4.250%, 11/1/24(a)	200,000	196,000
QVC, Inc., 4.850%, 4/1/24	115,000	110,639
QVC, Inc., 4.450%, 2/15/25	130,000	119,582
		1,220,507
Support - Services: 4.3%
Arrow Bidco LLC, 9.500%, 3/15/24(a)	176,000	175,566
Matthews International Corp., 5.250%, 12/1/25(a)	243,000	221,264
Pitney Bowes, Inc., 4.625%, 3/15/24	165,000	153,755
Prime Security Services Borrower LLC, 5.250%, 4/15/24(a)	417,000	413,104
Sabre GLBL, Inc., 9.250%, 4/15/25(a)	220,000	216,764
WESCO Distribution, Inc., 7.125%, 6/15/25(a)	313,000	313,056
		1,493,509
Tech Hardware & Equipment: 0.2%
Xerox Corp., 3.800%, 5/15/24	40,000	38,400
Xerox Corp., 4.625%, 3/15/23	20,000	19,879
		58,279
Telecom - Satellite: 1.1%
Hughes Satellite Systems Corp., 6.625%, 8/1/26	380,000	359,575

Telecom - Wireless: 2.3%
Sprint Corp., 7.625%, 2/15/25	740,000	774,225

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Principal	Value
Telecom - Wireline Integrated & Services: 3.0%
Lumen Technologies, Inc., 7.500%, 4/1/24	$200,000	$201,360
Quebecor Media, Inc., 5.750%, 1/15/23	161,000	161,003
Qwest Corp., 7.250%, 9/15/25	630,000	652,217
		1,014,580
Theaters & Entertainment: 0.6%
Cinemark USA, Inc., 8.750%, 5/1/25(a)	90,000	92,308
Live Nation Entertainment, Inc., 4.875%, 11/1/24(a)	105,000	101,588
		193,896
Tobacco & Cannabis: 0.3%
Turning Point Brands, Inc., 5.625%, 2/15/26(a)	124,000	110,029

Transport Infrastructure/Services: 0.4%
XPO Logistics, Inc., 6.250%, 5/1/25(a)	147,000	148,713
Total Corporate Bonds (cost $30,913,788)		29,427,723

	Number of Shares
Mutual Funds: 7.5%
Penn Capital Floating Rate Income Fund - Institutional Class (b)	277,659	2,551,689
Total Mutual Funds (cost $2,714,060)		2,551,689

Short-Term Investments: 3.5%
U.S. Bank Money Market Deposit Account, 1.00%(c)	1,199,693	1,199,693
Total Short-Term Investments (cost $1,199,693)		1,199,693

Total Investments - 98.8% (cost $35,161,414)		33,485,955
Other Assets and Liabilities 1.2%		418,568
Net Assets: 100.0%		$33,904,523

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2022, the value of these investments was $13,726,864, or 40.5% of total net assets.

(b)	Affiliated company.

(c)	The rate shown is as of August 31, 2022.

Country Exposure (as a percentage of total investments)
United States	90.3%
Canada	2.8%
Liberia	2.2%
United Kingdom	1.7%
Netherlands	1.3%
Cayman Islands	1.2%
Panama	0.5%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Number of Shares	Value
Common Stocks: 94.0%
Aerospace & Defense: 3.0%
Spirit AeroSystems Holdings, Inc. - Class A	10,004	$301,120
Triumph Group, Inc.*	15,544	201,917
		503,037
Air Freight & Logistics: 1.0%
GXO Logistics, Inc.*	3,789	168,156

Auto Components: 1.8%
American Axle & Manufacturing Holdings, Inc.*	28,231	292,191

Banks: 10.7%
Ameris Bancorp	5,675	264,909
FB Financial Corp.	6,646	263,315
First BanCorp	22,977	328,571
Metropolitan Bank Holding Corp.*	2,477	177,328
Pinnacle Financial Partners, Inc.	2,760	222,760
Seacoast Banking Corp of Florida	7,089	229,116
South State Corp.	3,802	296,708
		1,782,707
Biotechnology: 1.3%
Halozyme Therapeutics, Inc.*	5,482	223,282

Capital Markets: 1.1%
Focus Financial Partners, Inc. - Class A*	4,439	173,787

Chemicals: 3.0%
Avient Corp.	5,218	228,705
Livent Corp.*	8,263	265,903
		494,608
Commercial Services & Supplies: 3.1%
Steelcase, Inc. - Class A	24,779	277,029
Viad Corp.*	6,233	237,976
		515,005
Containers & Packaging: 1.2%
O-I Glass, Inc.*	15,147	197,062

Electronic Equipment, Instruments & Components: 0.5%
Ouster, Inc.*	55,197	82,796

Energy Equipment & Services: 5.6%
ChampionX Corp.	7,533	164,295
Patterson-UTI Energy, Inc.	20,626	307,327
Weatherford International PLC*	16,576	466,449
		938,071
Food & Staples Retailing: 1.8%
Performance Food Group Co.*	6,133	306,527

Health Care Equipment & Supplies: 6.1%
Alphatec Holdings, Inc.*	26,205	198,896
Artivion, Inc.*	9,102	201,700
CONMED Corp.	2,134	189,009
Globus Medical, Inc. - Class A*	2,923	173,012
Lantheus Holdings, Inc.*	3,210	252,948
		1,015,565
Health Care Providers & Services: 5.9%
Acadia Healthcare Co., Inc.*	3,095	253,573
ModivCare, Inc.*	1,734	187,827
Option Care Health, Inc.*	8,525	263,934
R1 RCM, Inc.*	12,333	269,476
		974,810
Hotels, Restaurants & Leisure: 10.2%
Bloomin’ Brands, Inc.	9,693	195,992
Boyd Gaming Corp.	3,511	191,104
Golden Entertainment, Inc.*	9,084	347,554
Papa John’s International, Inc.	1,821	147,191
Penn National Gaming, Inc.*	7,765	242,501
Planet Fitness, Inc. - Class A*	3,603	244,103
SeaWorld Entertainment, Inc.*	6,510	327,128
		1,695,573
IT Services: 1.4%
Sabre Corp.*	33,159	238,413

Life Sciences Tools & Services: 0.9%
Medpace Holdings, Inc.*	983	145,101

Machinery: 3.2%
Chart Industries, Inc.*	1,745	338,286
Hillman Solutions Corp.*	22,660	190,117
		528,403
Marine: 1.3%
Kirby Corp.*	3,141	210,635

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

	Number of Shares	Value
Media: 7.0%
Clear Channel Outdoor Holdings, Inc.*	101,533	$162,453
EW Scripps Co. - Class A*	18,368	274,601
Gray Television, Inc.	18,389	351,230
Nexstar Media Group, Inc. - Class A	1,950	373,074
		1,161,358
Metals & Mining: 2.4%
Carpenter Technology Corp.	6,212	211,022
Kaiser Aluminum Corp.	2,503	179,615
		390,637
Oil, Gas & Consumable Fuels: 6.8%
California Resources Corp.	5,937	296,613
Earthstone Energy, Inc.*	19,150	291,080
Northern Oil and Gas, Inc.	9,059	286,627
Talos Energy, Inc.*	12,551	260,182
		1,134,502
Pharmaceuticals: 0.7%
Harmony Biosciences Holdings, Inc.*	2,811	123,431

Professional Services: 0.7%
Upwork, Inc.*	6,322	110,003

Semiconductors & Semiconductor Equipment: 4.1%
Kulicke & Soffa Industries, Inc.	5,260	221,130
Rambus, Inc.*	10,821	279,074
Silicon Motion Technology Corp. ADR	2,401	185,141
		685,345
Software: 1.2%
Rapid7, Inc.*	3,399	195,443

Specialty Retail: 1.7%
Caleres, Inc.	3,384	86,360
Five Below, Inc.*	1,493	190,925
		277,285
Technology Hardware, Storage & Peripherals: 1.6%
Pure Storage, Inc. - Class A*	9,053	262,265

Trading Companies & Distributors: 3.6%
H&E Equipment Services, Inc.	9,693	306,880
NOW, Inc.*	24,554	297,595
		604,475
Wireless Telecommunication Services: 1.1%
Gogo, Inc.*	12,040	178,914
Total Common Stocks (cost $14,088,865)		15,609,387

Equity Real Estate Investment Trusts (REITs): 3.8%
Essential Properties Realty Trust, Inc.	9,184	207,926
Pebblebrook Hotel Trust	8,404	148,078
Ryman Hospitality Properties, Inc.*	3,326	273,464
		629,468
Total REITS (cost $610,666)		629,468

Short-Term Investments: 2.3%
U.S. Bank Money Market Deposit Account, 1.00%(a)	387,831	387,831
Total Short-Term Investments (cost $387,831)		387,831

Total Investments - 100.1% (cost $15,087,362)		16,626,686
Liabilities in Excess of Other Assets (0.1)%		(10,207)
Net Assets: 100.0%		$16,616,479

Percentages are stated as a percent of net assets.

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

ADR - American Depositary Receipt

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Country Exposure (as a percentage of total investments)
United States	94.1%
Ireland	2.8%
Puerto Rico	2.0%
Cayman Islands	1.1%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Statements of Assets and Liabilities

AUGUST 31, 2022

Assets	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value (1)
Unaffiliated issuers	$31,857,694	$12,722,254	$16,278,763	$30,934,266	$16,626,686
Affiliated mutual fund (see Note 7)	—	—	1,460,996	2,551,689	—
Receivables:
Advisor reimbursement due	6,940	—	4,678	—	—
Dividends and interest	192,366	15,185	316,485	500,821	8,348
Investments sold	386,927	108,424	—	—	15,327
Other assets	14,461	—	5,681	32,781	6,344
Total assets	32,458,388	12,845,863	18,066,603	34,019,557	16,656,705

Liabilities
Payables:
Due to custodian	47,677	—	—	—	—
Investments purchased	1,235,577	134,074	—	—	—
Fund shares redeemed	19,645	—	9,370	56,273	—
Distribution payable	68,720	—	18,985	12,625	—
Investment advisory fees	—	4,664	—	—	7,756
Accrued expenses:
Professional fees	18,873	17,629	17,505	18,990	18,757
Administration fees	9,727	10,308	12,399	16,138	7,444
Other accrued expenses	9,353	1,978	6,673	11,008	6,269
Total liabilities	1,409,572	168,653	64,932	115,034	40,226
Net assets	$31,048,816	$12,677,210	$18,001,671	$33,904,523	$16,616,479

Composition of Net Assets
Paid-in capital	$35,654,600	$10,305,075	$21,040,603	$37,509,935	$14,913,467
Total distributable earnings/accumulated loss	(4,605,784)	2,372,135	(3,038,932)	(3,605,412)	1,703,012
Net assets	$31,048,816	$12,677,210	$18,001,671	$33,904,523	$16,616,479

Institutional Class
Net assets applicable to outstanding shares	$31,048,816	$12,677,210	$18,001,671	$33,904,523	$16,616,479
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,377,543	1,020,914	2,118,386	3,704,405	1,218,250
Net asset value per share outstanding	$9.19	$12.42	$8.50	$9.15	$13.64

(1)	Investment in securities at cost
Unaffiliated issuers	$32,996,684	$10,331,214	$18,187,659	$32,447,354	$15,087,362
Affiliated mutual fund (see Note 8)	—	—	1,539,143	2,714,060	—

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Statements of Operations

FISCAL YEAR ENDED AUGUST 31, 2022

Investment Income (Loss)	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Income
Dividends
Unaffiliated dividends	$—	$202,675	$—	$—	$122,867
Short-term capital gain distribution from affiliated mutual fund	—	—	47,283	91,637	—
Interest and fees	1,399,322	1,012	1,036,949	1,329,304	601
Total income	1,399,322	203,687	1,084,232	1,420,941	123,468

Expenses
Advisory fees	176,950	152,310	132,076	179,785	156,858
Administration and accounting fees	100,770	36,464	75,763	91,037	34,681
Registration and filing fees	22,151	21,486	21,184	17,325	21,486
Legal fees	21,152	24,480	21,757	22,682	24,476
Service Fees	10,141	2,071	—	6,603	5,881
Transfer agent fees	7,713	4,554	6,811	10,134	3,953
Custodian fees	6,332	2,193	2,883	2,312	4,157
Printing and shareholder reporting fees	6,147	6,823	5,856	13,760	7,354
Officer fees	1,527	1,521	1,523	1,535	1,518
Director fees	548	426	428	599	422
Interest Expenses	—	170	—	15	199
Other expenses	2,565	—	3,677	3,958	—
Total expenses	355,996	252,498	271,958	349,745	260,985
Expense waiver and reimbursement from Advisor	(150,091)	(72,939)	(133,924)	(133,986)	(80,812)
Net expenses	205,905	179,559	138,034	215,759	180,173
Net investment income (loss)	1,193,417	24,128	946,198	1,205,182	(56,705)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	(436,635)	396,672	(454,505)	(99,367)	617,231
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	(1,270,641)	(3,534,958)	(2,526,950)	(2,275,545)	(3,000,682)
Affiliated Mutual Fund (See Note 7)	—	—	(78,147)	(134,564)	—
Net realized and unrealized gain (loss) on investments	(1,707,276)	(3,138,286)	(3,059,602)	(2,509,476)	(2,383,451)
Net increase (decrease) in net assets resulting from operations	$(513,859)	$(3,114,158)	$(2,113,404)	$(1,304,294)	$(2,440,156)

Net of foreign taxes withheld	$—	$—	$—	$—	$1,005

The Accompanying Footnotes are an Integral Part of these Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK.]

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Statements of Changes in Net Assets

	Penn Capital Floating Rate Income Fund			Penn Capital Mid Cap Core Fund
Increase (Decrease) in Net Assets	Fiscal Year Ended August 31, 2022	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended August 31, 2022	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021
Operations
Net investment income (loss)	$1,193,417	$163,899	$1,128,984	$24,128	$(9,065)	$53,376
Net realized gain (loss) on investments:
Unaffiliated issuers	(436,635)	(17,851)	230,733	396,672	485,294	2,734,210
Net change in unrealized appreciation (depreciation)	(1,270,641)	(69,256)	1,247,840	(3,534,958)	(468,266)	3,642,695
Net increase (decrease) in net assets resulting from operations	(513,859)	76,792	2,607,557	(3,114,158)	7,963	6,430,281

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,186,709)	(162,263)	(1,132,139)	(2,002,649)	—	(1,241)
Total dividends and distributions to shareholders	(1,186,709)	(162,263)	(1,132,139)	(2,002,649)	—	(1,241)

Capital share transactions
Net proceeds from sale of shares	3,540,917	991,623	1,047,183	344,227	28,349	761,046
Dividends and distributions reinvested	718,527	92,597	782,402	1,592,243	—	1,238
Cost of shares redeemed**	(2,702,846)	(491,776)	(8,169,914)	(3,002,147)	(1,148,821)	(3,185,190)
Net increase (decrease) in net assets resulting from capital share transactions	1,556,598	592,444	(6,340,329)	(1,065,677)	(1,120,472)	(2,422,906)

Net increase (decrease) in net assets	(143,970)	506,973	(4,864,911)	(6,182,484)	(1,112,509)	4,006,134

Net Assets
Beginning of period	31,192,786	30,685,813	35,550,724	18,859,694	19,972,203	15,966,069

End of period	$31,048,816	$31,192,786	$30,685,813	$12,677,210	$18,859,694	$19,972,203

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Statements of Changes in Net Assets

Penn Capital Opportunistic High Income Fund			Penn Capital Short Duration High Income Fund			Penn Capital Special Situations Small Cap Equity Fund
Fiscal Year Ended August 31, 2022	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended August 31, 2022	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021	Fiscal Year Ended August 31, 2022	Fiscal Period Ended August 31, 2021	Fiscal Year Ended June 30, 2021

$946,198	$153,322	$1,051,849	$1,205,182	$209,362	$1,640,318	$(56,705)	$(12,786)	$(2,414)

(454,505)	137,452	1,153,263	(99,367)	93,746	807,835	617,231	338,177	3,817,804
(2,605,097)	(206,077)	1,056,483	(2,410,109)	(126,700)	1,088,068	(3,000,682)	(463,507)	4,502,499
(2,113,404)	84,697	3,261,595	(1,304,294)	176,408	3,536,221	(2,440,156)	(138,116)	8,317,889

(943,646)	(156,147)	(1,055,682)	(1,192,175)	(213,906)	(1,641,797)	(3,352,825)	—	—
(943,646)	(156,147)	(1,055,682)	(1,192,175)	(213,906)	(1,641,797)	(3,352,825)	—	—

2,179,258	2,753	1,355,922	2,759,420	4,619,400	3,314,698	5,556,932	312,961	2,775,232
747,008	120,747	1,034,753	1,063,957	190,157	1,493,984	2,834,632	—	—
(826,310)	(1,192,655)	(2,316,469)	(11,293,367)	(1,081,292)	(10,984,422)	(2,875,898)	(203,662)	(1,415,714)
2,099,956	(1,069,155)	74,206	(7,469,990)	3,728,265	(6,175,740)	5,515,666	109,299	1,359,518

(957,094)	(1,140,605)	2,280,119	(9,966,459)	3,690,767	(4,281,316)	(277,315)	(28,817)	9,677,407

18,958,765	20,099,370	17,819,251	43,870,982	40,180,215	44,461,531	16,893,794	16,922,611	7,245,204

$18,001,671	$18,958,765	$20,099,370	$33,904,523	$43,870,982	$40,180,215	$16,616,479	$16,893,794	$16,922,611

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income		Distributions from capital gains	Total distributions
Penn Capital Floating Rate Income Fund
Institutional Class
9/1/21 to 8/31/22	$9.68	0.35	(0.49)	(0.14)		(0.35)		—	(0.35)
7/1/21 to 8/31/21(e)	$9.70	0.05	(0.02)	0.03		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.30	0.33	0.40	0.73		(0.33)		—	(0.33)
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	0.25	(g)	(0.42)		—	(0.42)
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(g)	(0.51)		—	(0.51)
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)		(0.06)	(0.49)
Penn Capital Mid Cap Core Fund
Institutional Class
9/1/21 to 8/31/22	$16.79	0.02	(2.62)	(2.60)		(0.05)		(1.72)	(1.77)
7/1/21 to 8/31/21(e)	$16.76	(0.01)	0.04	0.03		—		—	—
7/1/20 to 6/30/21	$11.49	0.03	5.24	5.27		(0.00	)(i)	—	(0.00	)(i)
7/1/19 to 6/30/20	$12.68	— (i)	(0.60)	(0.60)		—		(0.59)	(0.59)
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36	(g)	—		(1.23)	(1.23)
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—		(0.21)	(0.21)
Penn Capital Opportunisitic High Income Fund
Institutional Class
9/1/21 to 8/31/22	$9.96	0.46	(1.46)	(1.00)		(0.46)		—	(0.46)
7/1/21 to 8/31/21(e)	$10.00	0.08	(0.04)	0.04		(0.08)		—	(0.08)
7/1/20 to 6/30/21	$8.88	0.54	1.12	1.66		(0.54)		—	(0.54)
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57	)(g)	(0.54)		—	(0.54)
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(g)	(0.61)		(0.03)	(0.64)
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(g)	(0.63)		(0.22)	(0.85)
Penn Capital Short Duration High Income Fund
Institutional Class
9/1/21 to 8/31/22	$9.73	0.29	(0.58)	(0.29)		(0.29)		—	(0.29)
7/1/21 to 8/31/21(e)	$9.74	0.05	(0.01)	0.04		(0.05)		—	(0.05)
7/1/20 to 6/30/21	$9.33	0.36	0.41	0.77		(0.36)		—	(0.36)
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)		(0.38)		—	(0.38)
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(g)	(0.37)		—	(0.37)
7/17/17(f) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)		—	(0.25)

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Commencement of operations.
(g)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(h)	Expense waiver of 0.64% was implemented on August 1, 2017.
(i)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)		Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)		Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$9.19	(1.48)%	$31,049	0.64%		1.11%	3.71%		3.24%	49%
$9.68	0.32%	$31,193	0.64%		1.16%	3.13%		2.61%	3%
$9.70	7.95%	$30,685	0.64%		1.52%	3.41%		2.53%	46%
$9.30	(2.57)%	$35,551	0.64%		1.37%	4.33%		3.60%	93%
$9.97	4.04%	$37,485	0.64%		1.43%	4.89%		4.10%	57%
$10.09	3.71%	$31,729	0.65	%(h)	1.64%	4.31	%(h)	3.32%	65%

$12.42	(17.45)%	$12,677	1.06%		1.49%	0.14%		(0.29)%	38%
$16.79	0.18%	$18,860	1.06%		1.70%	(0.28)%		(0.92)%	3%
$16.76	45.88%	$19,972	1.06%		2.19%	0.30%		(0.83)%	59%
$11.49	(5.23)%	$15,966	1.06%		2.14%	(0.04)%		(1.12)%	57%
$12.68	3.64%	$14,363	1.06%		2.20%	(0.11)%		(1.25)%	40%
$13.55	17.41%	$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%

$8.50	(10.31)%	$18,002	0.72%		1.42%	4.94%		4.24%	71%
$9.96	0.43%	$18,959	0.72%		1.65%	4.69%		3.76%	18%
$10.00	19.08%	$20,099	0.72%		2.08%	5.27%		4.21%	156%
$8.88	(5.86)%	$17,819	0.72%		2.08%	5.66%		4.30%	149%
$9.99	5.83%	$15,236	0.72%		2.26%	5.90%		4.36%	85%
$10.06	3.81%	$13,814	0.72%		2.80%	5.89%		3.81%	66%

$9.15	(3.05)%	$33,905	0.54%		0.88%	3.02%		2.68%	54%
$9.73	0.41%	$43,871	0.54%		0.99%	2.97%		2.52%	11%
$9.74	11.96%	$40,180	0.54%		1.16%	3.77%		3.15%	104%
$9.33	(2.33)%	$44,462	0.54%		1.15%	3.87%		3.26%	113%
$9.93	4.65%	$34,924	0.54%		1.44%	3.75%		2.85%	48%
$9.85	1.03%	$12,436	0.54%		2.70%	3.08%		0.92%	39%

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
9/1/21 to 8/31/22	$19.62	(0.05)	(2.12)	(2.17)		—	(3.81)	(3.81)
7/1/21 to 8/31/21(e)	$19.79	(0.01)	(0.16)	(0.17)		—	—	—
7/1/20 to 6/30/21	$9.33	(0.01)	10.47	10.46		—	—	—
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)		—	—	—
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03	)(f)	—	(0.89)	(0.89)
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	The Funds changed their fiscal year end to August 31.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.
(h)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of period	Total return(d)	Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)(d)

$13.64	(14.39)%	$16,616	1.09%	1.58%	(0.34)%	(0.83)%	87%
$19.62	(0.86)%	$16,894	1.09%	1.71%	(0.46)%	(1.08)%	11%
$19.79	112.11%	$16,923	1.09%	2.97%	(0.02)%	(1.90)%	132%
$9.33	(12.56)%	$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
$10.67	(7.91)%	$10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
$12.59	20.31%	$21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%

The Accompanying Footnotes are an Integral Part of these Financial Statements

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Notes to the Financial Statements

AUGUST 31, 2022

1. Organization

The RBB Fund Trust, (formerly PENN Capital Funds Trust) (the “Trust” or the “Company”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series, the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund, are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

The Penn Capital Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Floating Rate Income Fund commenced operations on November 30, 2015.

The Penn Capital Opportunistic High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Opportunistic High Income Fund commenced operations on November 30, 2015.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Mid Cap Core Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers Institutional Class shares for the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. Institutional Class shares do not have a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of August 31, 2022.

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of the end of the reporting period, in valuing each Fund’s investments:

Description
Penn Capital Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Bank Loans	$—	$25,897,492	$—	$25,897,492
Corporate Bonds	—	3,875,031	—	3,875,031
Short-Term Investments	2,085,171	—	—	2,085,171
Total Investments in Securities	$2,085,171	$29,772,523	$—	$31,857,694

Penn Capital Mid Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$11,161,583	$—	$—	$11,161,583
Equity Real Estate Investment Trusts (REITs)	934,413	—	—	934,413
Short-Term Investments	626,258	—	—	626,258
Total Investments in Securities	$12,722,254	$—	$—	$12,722,254

Penn Capital Opportunistic High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bonds	$—	$565,511	$—	$565,511
Corporate Bonds	—	15,403,983	—	15,403,983
Bank Loans	—	59,877	—	59,877
Real Estate Investment Trusts (REITs)	91,852	—	—	91,852
Mutual Funds	1,460,996	—	—	1,460,996
Short-Term Investments	157,540	—	—	157,540
Total Investments in Securities	$1,710,388	$16,029,371	$—	$17,739,759

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bonds	$—	$306,850	$—	$306,850
Corporate Bonds	—	29,427,723	—	29,427,723
Mutual Funds	2,551,689	—	—	2,551,689
Short-Term Investments	1,199,693	—	—	1,199,693
Total Investments in Securities	$3,751,382	$29,734,573	$—	$33,485,955

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$15,609,387	—	—	$15,609,387
Real Estate Investment Trusts (REITs)	629,468	—	—	629,468
Short-Term Investments	387,831	—	—	387,831
Total Investments in Securities	$16,626,686	$—	$—	$16,626,686

(a)	All other industry classifications are identified in the Schedule of Investments for the Fund.

During the current fiscal period, the Funds had no significant Level 3 transfers.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Floating Rate Income Fund, Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Floating Rate Income Fund	0.55%
Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through April 1, 2023. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

Institutional Class
Penn Capital Floating Rate Income Fund	0.64%
Penn Capital Mid Cap Core Fund	1.06%
Penn Capital Opportunistic High Income Fund	0.72%
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Floating Rate Income Fund
June 30, 2020	$308,125		$—	$308,125	2023
June 30, 2021	291,062		—	291,062	2024
August 31, 2021(1)	27,409		—	27,409	2024
August 31, 2022	150,091		—	150,091	2025
Total	$776,687		$—	$776,687
Penn Capital Mid Cap Core Fund
June 30, 2020	$169,526		$—	$169,526	2023
June 30, 2021	198,611		—	198,611	2024
August 31, 2021(1)	20,634		—	20,634	2024
August 31, 2022	72,939		—	72,939	2025
Total	$461,710		$—	$461,710
Penn Capital Opportunistic High Income Fund
June 30, 2020	$241,623	(2)	$—	$221,552	2023
June 30, 2021	256,142	(2)	—	253,063	2024
August 31, 2021(1)	30,361		—	30,361	2024
August 31, 2022	133,924	(2)	—	126,522	2025
Total	$662,050		$—	$631,498

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Short Duration High Income Fund
June 30, 2020	$258,497	(2)	$—	$251,625	2023
June 30, 2021	271,231	(2)	—	265,384	2024
August 31, 2021(1)	33,215	(2)	—	31,724	2024
August 31, 2022	133,986	(2)	—	118,474	2025
Total	$696,929		$—	$667,207
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2020	$175,626		$—	$175,626	2023
June 30, 2021	222,981		—	222,981	2024
August 31, 2021(1)	17,080		—	17,080	2024
August 31, 2022	80,812		—	80,812	2025
Total	$496,499		$—	$496,499

(1)	Period from July 1, 2021 through August 31, 2021.
(2)	Includes fees waived that are not subject to potential recoupment.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”).

Agreements with the Administrator, Transfer Agent, and Custodian

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. The amount actually incurred by the Institutional Class shares for fiscal period on an annualized basis was 0.03% for the Penn Capital Floating Rate Income Fund, 0.00% for the Penn Capital Mid Cap Core Fund, 0.01% for the Penn Capital Opportunistic High Income Fund, 0.02% for the Penn Capital Short Duration High Income Fund and 0.03% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in the Funds’ Prospectus.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

The following information is provided on a tax basis as of August 31, 2022:

	Penn Capital Floating Rate Income Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Mid Cap Core Fund	Penn Capital Short Duration High Income Fund
Cost of investments	$32,996,687	$19,726,802	$15,201,404	$10,372,192	$35,164,630
Gross unrealized appreciation	65,329	22,023	2,729,733	3,024,679	12,730
Gross unrealized (depreciation)	(1,204,322)	(2,009,066)	(1,304,451)	(674,617)	(1,691,405)
Net unrealized appreciation (depreciation)	(1,138,993)	(1,987,043)	1,425,282	2,350,062	(1,678,675)

Undistributed ordinary income	77,740	21,557	—	15,705	27,854
Undistributed long-term capital gains	—	—	277,730	45,435	—
Total distributable earnings	77,740	21,557	277,730	61,140	27,854

Other accumulated losses	(3,544,531)	(1,073,446)	—	(39,067)	(1,954,591)

Total accumulated earnings (losses)	$(4,605,784)	$(3,038,932)	$1,703,012	$2,372,135	$(3,605,412)

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Penn Capital Floating Rate Income Fund	$1	$(1)
Penn Capital Special Situations Small Cap Equity Fund	56,705	(56,705)

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Floating Rate Income Fund	unlimited	$2,219,186	$1,256,625
Penn Capital Opportunistic High Income Fund	unlimited	664,563	389,898
Penn Capital Short Duration High Income Fund	unlimited	1,941,966	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively. For the fiscal period ended August 31, 2022, the Penn Capital Mid Cap Core Fund deferred Post October losses of $39,067.

The character of distributions for tax purposes paid during the fiscal period ended August 31, 2022, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,186,709	$—
Penn Capital Opportunistic High Income Fund	943,646	—
Penn Capital Short Duration High Income Fund	1,192,175	—
Penn Capital Mid Cap Core Fund	162,152	1,840,497
Penn Capital Special Situations Small Cap Equity Fund	1,940,765	1,412,060

The character of distributions for tax purposes paid during the fiscal year ended August 31, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$162,263	$—
Penn Capital Opportunistic High Income Fund	156,147	—
Penn Capital Short Duration High Income Fund	213,906	—

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,132,139	$—
Penn Capital Mid Cap Core Fund	1,241	—
Penn Capital Opportunistic High Income Fund	1,055,682	—
Penn Capital Short Duration High Income Fund	1,641,797	—

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

5. Trustee and Officer Compensation

The Trustees of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

6. Investment Transactions

During the current fiscal period, the aggregate cost of security purchases and the proceeds from security sales, other than short-term investments, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Floating Rate Income Fund	$17,466,385	$14,992,760	$—	$—
Penn Capital Mid Cap Core Fund	6,239,688	9,589,991	—	—
Penn Capital Opportunistic High Income Fund	15,573,332	13,260,698	—	—
Penn Capital Short Duration High Income Fund	20,631,709	26,548,650	—	—
Penn Capital Special Situations Small Cap Equity Fund	16,141,538	14,155,420	—	—

7. Capital Share Transactions

	Penn Capital Floating Rate Income Fund September 1, 2021 - August 31, 2022	Penn Capital Mid Cap Core Fund September 1, 2021 - August 31, 2022	Penn Capital Opportunistic High Income Fund September 1, 2021 - August 31, 2022	Penn Capital Short Duration High Income Fund September 1, 2021 - August 31, 2022	Penn Capital Special Situations Small Cap Equity Fund September 1, 2021 - August 31, 2022
Institutional Class Shares
Shares sold	365,625	23,407	223,358	291,558	365,338
Shares issued in reinvestment of dividends	76,570	103,654	81,510	112,883	172,318
Shares redeemed	(287,736)	(229,458)	(89,599)	(1,208,629)	(180,614)
Net increase (decrease)	154,459	(102,397)	215,269	(804,188)	357,042

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

8. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from September 1, 2021 through August 31, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

	September 1, 2021		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	—	$—	158,977	$1,539,143	—	$—
		$—		$1,539,143		$—

Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	176,071	$1,732,173	101,588	$981,887	—	$—
		$1,732,173		$981,887		$—

	August 31, 2022					August 31, 2022
Issuer Name	Share Balance	Dividend Income	Capital Gain Distribution	Unrealized Appreciation/ Depreciation	Realized Loss	Value	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	158,977	$47,283	$—	$(78,147)	$—	$1,460,996	$1,539,143
		$47,283	$—	$(78,147)	$—	$1,460,996	$1,539,143

Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	277,659	$91,637	$—	$(134,564)	$—	$2,551,689	$2,714,060
		$91,637	$—	$(134,564)	$—	$2,551,689	$2,714,060

9. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10. Line of Credit

The Funds have a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of August 31, 2022 was 5.5%. During the current fiscal period, the Penn Capital Floating Rate Income Fund and the Penn Capital Opportunistic High Income Fund did not use the credit line.

During the current fiscal period, line of credit activity for the Penn Capital Mid Cap Core Fund, the Penn Capital Special Situations Small Cap Equity Fund, and the Penn Capital Short Duration High Income Fund was as follows:

Fund	Average Borrowings	Amount Outstanding as of August 31, 2022	Interest Expense	Maximum Borrowing
Penn Capital Mid Cap Core Fund	$3,652	$—	$171	$1,163,000
Penn Capital Special Situations Small Cap Equity Fund	$3,816	$—	$133	$368,000
Penn Capital Short Duration High Income Fund	$466	$—	$15	$170,000

11. Recent Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

and appoint a derivatives risk manager. The Funds are required to comply with Rule 18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Funds to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Funds to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Funds’ performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

12. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of August 31, 2022. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Mid Cap Core Fund as of August 31, 2022. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

13. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

14. Ukraine-Russia Conflict Risk

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Funds may have to issuers located in these countries.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2022

15. Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly funded. During the contractual period, the Funds are obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities. As of August 31, 2022, the total unfunded amount was 5.6% of the Penn Capital Floating Rate Income Fund’s net assets.

As of the end of the reporting period, the Penn Capital Floating Rate Income Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
AVIENT CORPORATION T/L B (07/22)	$250,000	$242,519	$248,750	$6,231
CHOBANI (10/20) T/L	100,000	92,519	95,813	3,294
II-VI T/L B (11/21)	300,000	290,269	293,124	2,855
KEANE GROUP T/L	130,000	129,838	126,263	(3,575)
LBM T/L B	38,889	38,519	35,401	(3,118)
NAVICURE T/L B (9/19)	200,000	197,519	195,416	(2,103)
SABRE GLBL T/L 8/22	250,000	244,394	240,625	(3,769)

16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Additional Information

AUGUST 31, 2022 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal period ended August 31, 2022, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund.	57.66%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund	39.93%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended August 31, 2022 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	55.83%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	31.66%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended August 31, 2022 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	62.65%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	100.00%

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2021 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-PORT

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Additional Information

AUGUST 31, 2022 (UNAUDITED)

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement between Penn Capital and the Trust (the “Investment Advisory Agreement”) on behalf of the Penn Capital Floating Rate Income Fund, Penn Capital Short Duration High Income Fund, Penn Capital Opportunistic High Income Fund, Penn Capital Mid Cap Core Fund, and Penn Capital Special Situations Small Cap Equity Fund, (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Penn Capital with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal and approval of the Investment Advisory Agreement between the Trust and Penn Capital, with respect to the Funds, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Trustees considered (i) the nature, extent, and quality of Penn Capital’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Penn Capital personnel providing those services; (iii) Penn Capital’s investment philosophies and processes; (iv) Penn Capital’s assets under management and client descriptions; (v) Penn Capital’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Penn Capital’s current advisory fee arrangements with the Trust and other similarly managed clients; (vii) Penn Capital’s compliance procedures; (viii) Penn Capital’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by Penn Capital. The Trustees concluded that Penn Capital had substantial resources to provide services to the Funds and that Penn Capital’s services had been acceptable.

The Trustees also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, five-, and since inception periods ended March 31, 2022, as applicable. The Trustees considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Trustees concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Trustees noted that the Penn Capital Floating Rate Income Fund underperformed its benchmark (S&P/LSTA BB Loan Index) for the year-to-date, one-year, three-year, five-year, and since-inception periods ended March 31, 2022. The Trustees also noted that the Penn Capital Floating Rate Income Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2021.

The Trustees noted that the Penn Capital Short Duration High Income Fund outperformed its primary benchmark (ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index) for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year and since-inception periods ended March 31, 2022. The Trustees noted that the Penn Capital Short Duration High Income Fund’s performance ranked in the 3rd quintile in its Lipper Performance Group for the one-year period ended December 31, 2021, and ranked in the 5th quintile for the two-year, three-year, and since-inception periods ended December 31, 2021.

The Trustees noted that the Penn Capital Opportunistic High Income Fund outperformed its primary benchmark (ICE BofAML High Yield Constrained Index) for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2022. The Trustees noted that the Penn Capital Opportunistic High Income Fund’s performance ranked in the 2nd quintile in its Lipper Performance Group for the one-year and four-year periods ended December 31, 2021, and ranked in the 3rd quintile for the two-year period ended December 31, 2021.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Additional Information

AUGUST 31, 2022 (UNAUDITED)

Next, the Trustees also reviewed the performance of the Penn Capital Mid Cap Core Fund, noting that the Fund had outperformed its benchmark (Russell 2500 Index) for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2022.. The Trustees noted that the Penn Capital Mid Cap Core Fund ranked in the 2nd quintile in its Lipper Performance Group for the four-year and five-year periods ended December 31, 2021, and ranked in the 4th quintile for the two-year and three-year periods ended December 31, 2021.

Finally, the Trustees reviewed the performance of the Penn Capital Special Situations Small Cap Equity Fund, which outperformed its benchmark (Russell 2000 Index) for the year-to-date, one-year, three-year, five-year, and since-inception periods ended March 31, 2022. The Trustees noted that the Penn Capital Special Situations Small Cap Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year, and five-year periods ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Trustees noted that Penn Capital had contractually agreed to waive management fees and reimburse expenses through at least April 1, 2023 for the Funds to limit total annual operating expenses to agreed upon levels for each Fund.

The Trustees noted that the Penn Capital Floating Rate Income Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Trustees noted that the Penn Capital Short Duration High Income Fund’s actual advisor fees and total expenses ranked in the 1st quintile of its Lipper Expense Group.

The Trustees noted that the Penn Capital Opportunistic High Income Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Trustees noted that the Penn Capital Mid Cap Core Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

The Trustees noted that the Penn Capital Special Situations Small Cap Equity Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Penn Capital’s services, the Trustees concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2023.

Liquidity Risk Management Program

The Trust has adopted and implemented a Liquidity Risk Management Program (the “Trust Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Trust Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Trust Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Trust Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from October 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund (excluding Penn Capital Floating Rate Income Fund) held primarily highly liquid assets (investments that the Fund anticipates can

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Additional Information

AUGUST 31, 2022 (UNAUDITED)

be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Funds (excluding Penn Capital Defensive Floating Rate Fund) did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) the Penn Capital Defensive Floating Rate Fund complied with its designated highly liquid investment minimum; (vi) confirmation that the Funds did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vii) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (viii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Trust Program or the Adviser Program will achieve its objectives under all circumstances in the future.

Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (the “Funds”), each a series of RBB Fund Trust (the “Trust”) (formerly Penn Capital Funds Trust), including the schedules of investments, as of August 31, 2022, the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended, for the two month period ended August 31, 2021 and for the year ended June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, the two month period ended August 31, 2021 and for the year ended June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended June 30, 2020, except for Penn Capital Short Duration High Income Fund in which the financial highlights for each of the two years in the period ended June 30, 2020 and the period from July 17, 2017 (commencement of operations) though June 30, 2018 have been audited by other auditors, whose report dated August 28, 2020 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2022

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Trustees and Officers (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. The Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	55
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009 - 2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).	55
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).	55

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees (continued)
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).	55
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Trustee	June 2021 to present	Retired.	EIP Investment Trust (registered investment company) (until August 2022).	55
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983- 2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).	55
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None.	55
Interested Trustee[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None.	55

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Trustees and Officers (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Ste. 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	June 2021 to present

Since 2021, Chief Compliance Officer of The RBB Fund Trust (formerly, Penn Capital Funds Trust); Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2004, Chief Compliance Officer of the RBB Fund, Inc.; President of The RBB Fund, Inc. from 2009 to 2022; President of The RBB Fund Trust from 2021 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present

Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016); Chief Operating Officer of The RBB Fund, Inc. (since 2022); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	June 2021 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (formerly, Penn Capital Funds Trust) (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).

				N/A	N/A

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	June 2021 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 55 portfolios of the fund complex, consisting of the series in the Trust and the RBB Fund, Inc. (48 portfolios).
1

Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2

Mr. Sablowsky is considered an “interested person” of the Trust as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Advisor.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

TRUSTEES AND OFFICERS (UNAUDITED)

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

Privacy Policy

FACTS	WHAT DO THE PENN CAPITAL FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

● Social Security number

● Account balances and account transactions

● Assets and transaction history

When you are no longer our client, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 215-302-1500 or go to www.penncapital.com

THE RBB FUND TRUST (FORMERLY, PENN CAPITAL FUNDS TRUST)

PRIVACY POLICY

What we do
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you ● Open an account or deposit money ● Provide information on client questionnaires
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies ● PENN Capital Funds Group LLC ● PENN Capital Funds Trust ● Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies ● Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you. ● Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

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Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

PENN-AR22

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant's audit committee financial experts and each of them is "independent."

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2022	Fiscal Year 2021
Tait, Weller & Baker	$77,500	$115,000
Aggregate Fees	$77,500	$115,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports and N-1A filings for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Tait, Weller & Baker	$2,500	$0
Aggregate Fees	$2,500	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Tait, Weller & Baker	$15,000	$30,000
Aggregate Fees	$19,950	$17,300

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2022	Fiscal Year 2021
Tait, Weller & Baker	$0	$0
Aggregate Fees	$0	$0

(e)(1) Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2022	Fiscal Year 2021
Tait, Weller & Baker	$17,500	$30,000
Aggregate Fees	$17,500	$30,000

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant's Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant's Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable.

(a)(4) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund Trust

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	11/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	11/2/2022

By (Signature and Title)*	/s/ James Shaw
James Shaw, Chief Financial Officer
(principal financial officer)

Date	11/2/2022

*	Print the name and title of each signing officer under his or her signature.